EXHIBIT (p)(14)

MERGANSER CAPITAL MANAGEMENT, INC.

COMPLIANCE POLICIES AND PROCEDURES

Adopted: October 5, 2004
Amended: January 5, 2005
Amended: November 16, 2006
Amended: January 3, 2007
Amended: March 9, 2007
Amended: January 2, 2008
Amended: January 22, 2009
Amended: January 4, 2010

Merganser Capital Management, Inc.
Policies and Procedures

TABLE OF CONTENTS

INTRODUCTION			4

I.	PERSONNEL MATTERS		6

A.	CODE OF CONDUCT		6
	1.	Conflicts of Interest and Employee Conduct	6
	2.	Insider Trading	8
	3.	Employee Securities Reporting	19
B.	ENTERTAINMENT AND GIFTS		29
C.	DRUG FREE WORKPLACE		32
D.	POLICY– HIRING AND EMPLOYMENT		34
E.	POLICY– HARASSMENT		35

II.	PORTFOLIO MANAGEMENT		37

A.	SELECTION OF INVESTMENTS		37
B.	TRADE ALLOCATION		40
C.	ERISA ACCOUNTS		44
D.	DERIVATIVES AND LEVERAGE		47
E.	CORPORATE ACTIONS		48
F.	CRD COMPLIANCE RULE AND REVIEW MAINTENANCE		51

III.	TRADING		56

A	BEST EXECUTION		56
B.	SELECTION OF BROKERS		58
C.	TRADE SETTLEMENT		62
D.	SOFT DOLLARS		68
E.	CLIENT DIRECTED BROKERAGE		69
F.	CROSS TRADES		71
G.	PRINCIPAL TRANSACTIONS		74

IV.	OPERATIONS		75

A	RECORDKEEPING		75
B.	INVESTMENT ADVISER CONTRACT AMENDMENTS		80
C.	BUSINESS CONTINUITY		83
D.	SECURITY OF CLIENT ASSETS		84
E.	ANTI-MONEY LAUNDERING		90
F.	PRICING SECURITIES		96
G.	ERRORS AND OMISSIONS		97
H.	SECURITIES LITIGATION		101

V.	CLIENT CONTACT		103

A.	COMMUNICATION WITH CLIENTS		103
B.	PROXY VOTING		105
C.	ADVERTISING AND MARKETING		108
D.	SOLICITATION AND REFERRAL ARRANGEMENTS		114
E.	CLIENT REQUESTS FOR COMPLIANCE REPORTS AND CERTIFICATIONS		122
F.	FINANCIAL TRANSACTIONS (LM-10) WITH UNIONS		123

VI.	SECURITY		126

A.	PRIVACY		126
B.	EMPLOYEE TERMINATIONS		135
C.	NON-PUBLIC PROCEDURES		136

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VII.	COMPLIANCE	137

A.	ANNUAL REVIEW OF COMPLIANCE PROGRAM	137
B.	EMPLOYEE COMPLIANCE AWARENESS	141
C.	SEC AND STATE FILING REQUIREMENTS	144
D.	COMPLIANCE POLICIES AND PROCEDURES TESTING	148

Merganser Capital Management, Inc.
Policies and Procedures

Introduction

Merganser Capital Management, Inc. (“Merganser”) is an SEC registered investment adviser specializing in fixed income portfolios for institutional clients. Merganser manages accounts on a separate account basis, as a sub-advisor for mutual funds, and also as a sponsor of pooled funds as an additional way to bring cost effective management to smaller clients.

It is the policy of Merganser to place the financial interests of its clients above and before its own and those of its employees. To assure its clients of this commitment, and to comply with the mandates of the SEC, Merganser has established these policies and procedures.

Policies and Procedures

The Code of Conduct defines and elaborates on potential conflicts, details penalties for violations of the Code, requires reporting of personal securities transactions, outlines the role of the Chief Compliance Officer, and requires seeking guidance from the Chief Compliance Officer for any situation not covered, where the policy may be ambiguous, or where contemplated action is questionable when viewed in relation to the Code of Conduct or any other of Merganser’s policies.

Portfolio management and trading policies address derivatives, leverage, best execution, trade allocation, and broker/dealer selection. Merganser is neither involved in soft dollars, nor acts as a principal. Merganser only directs brokerage when specifically instructed to do so by a client, and does not have any affiliates or subsidiaries. Additional policies address communication with clients, privacy of client records, security of client and Merganser’s records, the required records and their retention schedule, the voting of proxies, anti-money laundering efforts, various operational policies, and Merganser’s compliance program. These policies establish the guidelines by which Merganser conducts its business.

Merganser has established an on going program to review all of its policies and procedures and to review its risk assessment inventory. The Chief Compliance Officer reports directly to the President. The President and the Management Committee review and approve policies and procedures.

As part of this oversight approval process, the Management Committee has determined that several of the procedures will only be released to regulators; otherwise it would violate Merganser’s Privacy Policy. The Policy on Non-Public Procedures includes a list of those procedures which will only be released to regulators.

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Policies and Procedures

In summary, Merganser is committed to providing our clients with not only superior investment performance, but also exemplary professional and personal conduct. To that end, Merganser continually monitors the conduct of itself and its employees and when necessary will revise these policies and procedures to meet a changing investment environment.

Compliance Organization

Jeffrey C. Addis, Chief Administrative Officer is Merganser’s Chief Compliance Officer. He reports directly to Edward R. Bedrosian, President.

Mr. Addis joined Merganser in 2004. In addition to the compliance function, he is responsible for information processing and administrative functions. In 2006, he was appointed an officer of the firm and in 2009 named Chief Compliance Officer and Chief Administrative Officer. He currently serves on the firm’s Management Committee.

Merganser Capital Management, Inc.
Policies and Procedures

I.	Personnel Matters

	A.	Code of Conduct

1. Conflicts of Interest and Employee Conduct

Policy – Conflicts of Interests and Employee Conduct

Adopted:	June 21, 1996

Amended:	January 2, 2008 July 30, 2004

Purpose

The Code of Conduct has been established to communicate policies of professional conduct and ethical behavior applicable to all officers, directors and employees (“Employees”) of Merganser Capital Management, Inc. (“Company”).

Background

No set of rules or policies can presume to fully define “professional behavior” or “ethical conduct.” These terms, by definition, are broad concepts and subject to interpretation and personal bias. Nevertheless, a written set of policies will help to minimize misunderstandings about what is considered appropriate conduct by the Company. Also, in matters of personal behavior, there is no substitute for common sense. If there are doubts or questions about the appropriateness of a certain action, either do not pursue this course of action or seek guidance from the Chief Compliance Officer.

Policy:

1. Application.

The Code of Conduct applies to all employees and extends to activities within and outside their duties at Merganser.

2. Legal and Ethical Violations.

Employees shall not knowingly participate in, or assist any acts in violation of any applicable law, rule, or regulation of any government, governmental agency, or regulatory organization governing the investment advisory industry.

3. Conflicts of Interest.

Employees shall not enter into or engage in a security transaction or business activity or relationship, which may result in any financial or other conflict of interest between themselves, clients or Merganser. Employees shall also disclose to Merganser all matters that could reasonably be

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expected to interfere with their duty to Merganser, or with their ability to render unbiased and objective advice

4. Priority of Transactions.

Employees shall conduct themselves in such a manner that transactions for clients and Merganser have priority over transactions in securities or other investments of which they are beneficial owners, and so that transactions in securities or other investments in which they have such beneficial ownership do not operate adversely to clients’ and Merganser’s interests.

5. Use of Material Nonpublic Information.

Merganser forbids Employees from trading, either personally or on behalf of others (such as private accounts managed by Merganser), on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as “insider trading.”

6. Duty to the Company.

Employees shall not undertake independent practice, which could result in compensation or other benefit in competition with Merganser unless they have received written consent from both Merganser’s Chief Compliance Officer and the person, or entity for which they undertake independent employment or services.

7. Preservation of Confidentiality.

Employees shall preserve the confidentiality of information communicated by a client concerning matters within the scope of the confidential relationship, unless they receive information concerning illegal activities on the part of the client. Information relating to illegal activities should be communicated as soon as practicable to the Chief Compliance Officer or designee

8. Implementation

The Chief Compliance Officer is responsible for the implementation of the Code of Conduct, and reports to the President. He is required to formally meet with the President once a year to review the status of compliance with this policy, but may meet with the President at any time to seek guidance or to discuss matters requiring immediate attention.

9. Acknowledgement.

All Employees must read and acknowledge receipt of a copy of this Code of Conduct. Questions regarding the policy or its implementation should be reviewed with the Chief Compliance Officer or designee.

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Policies and Procedures

2. Insider Trading

Policy - Insider Trading

Adopted:	June 21, 1996

Amended:	January 2, 2008 July 30, 2004

Purpose:

This purpose of this Policy is to ensure that Merganser’s employees do not violate the laws governing the use of insider information.

Background:

Merganser’s reputation and the respect of those with whom it deals are among its most important assets.

Policies:

1.	Employees may not trade securities personally or on behalf of others (such as private accounts managed by Merganser) while in possession of material nonpublic information. (trading by an insider)

2.

Employees may not trade securities personally or on behalf of others (such as private accounts managed by Merganser) where the information was disclosed to them by an insider in violation of the insider’s duty to keep the information confidential or was misappropriated. (trading by a non-insider)

3.	Employees may not communicate material nonpublic information to others in violation of the law.

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Policies and Procedures

Procedures - Insider Trading

Adopted:	June 21, 1996

Amended:	January 2, 2008 July 30, 2004

Purpose:

The purpose of these procedures is to establish what is considered insider information, what Merganser employees may and may not due when in possession of this information, and establish the penalties for “insider trading.”

Definitions and Limitations:

The term “insider trading” is not defined in the federal securities law, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an “insider”) or to communications of material nonpublic information to others.

Who is considered an “insider?”

The concept of “insider” is broad. It includes officers, directors, and employees of a company. In addition, a person can be a “temporary insider” if he or she enters into a special confidential relationship in the conduct of a company’s affairs and as a result is given access to information solely for the company’s purposes. A temporary insider can include, among others, a company’s attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, Merganser may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, Merganser must expect the outsider to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

What is Nonpublic Information?

Information is nonpublic until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

What is Material Information?

Trading on inside information is not a basis for liability unless the information is material. “Material information” generally is defined as information for which there is a

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Policies and Procedures

substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company’s securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

Material information does not have to relate to a company’s business. For example, in Carpenter v. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Journal and whether those reports would be favorable or not.

Procedures:

The following procedures have been established to aid the officers, directors, and employees of Merganser in avoiding insider trading, and to aid Merganser in preventing, detecting and imposing sanctions against insider trading. Every officer, director and employee of Merganser must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties.

1.

Before trading for yourself or others, including accounts you may manage in a fiduciary capacity, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

	a.	Is the information material?

	b.	Is this information that the investor would consider important in making his or her investment decisions?

	c.	Is this information that would substantially affect the market price of the securities if generally disclosed?

	d.	Is the information nonpublic?

	e.	To whom has this information been provided?

	f.	Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

2.

If, after the consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps:

Merganser Capital Management, Inc.
Policies and Procedures

	a.	Report the matter immediately to the Chief Compliance Officer.

	b.	Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by the Company.

	c.	Do not communicate the information inside or outside the Company, other than to the Chief Compliance Officer.

d.

After the Chief Compliance Officer has reviewed the information, you will either be instructed to continue the prohibitions against trading and communication or you will be allowed to trade and communicate the information.

3.	Employees who trade on, or communicate to others, may be subjected to severe penalties. Both the employee and Merganser may be penalized severely for “insider” trading. The penalties may include:

	a.	Civil injunctions.

	b.	Treble damages and disgorgement of profits.

	c.	Jail sentences.

	d.	Fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and

	e.	Fines for the employer or other controlling person up to the greater of $1,000 or three times the amount of the profit gained or loss avoided.

4.	In addition, any violation of the policy statement can be expected to result in serious sanctions by Merganser, including dismissal of the persons involved.

5.

Employees should restrict access to material nonpublic information including persons within Merganser. In addition care should be taken to ensure such information is secure. For example, files containing material nonpublic information should be sealed; access to computer files containing material nonpublic information should be restricted.

6.

The prevention of insider trading violations requires constant attention. Your suggestions may contribute in a critical way to the effectiveness of these procedures. If you become aware of any situation that may possibly result in an insider trading violation, you should report the situation to the Chief Compliance Officer immediately. Such a situation could involve an indiscreet member of management or the staff, or it could relate to the manner in which written communications of material nonpublic information are disseminated or

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otherwise handled by employees. Your suggestions for improving these procedures are always welcome and will be considered in your overall job evaluation.

Merganser Capital Management, Inc.
Policies and Procedures

Schedule A.

Annual and Initial Employee Securities Holdings Certification

Rule 275.204A-1 of the Investment Adviser’s Act of 1940, and Rule 17j-1 of the Investment Company Act of 1940 and the Merganser Code of Conduct requires that all Merganser employees annually, and upon being hired, report securities held by them, their families (including the spouse, minor children and adults living in the same household as the officer, director or employee), and trusts of which they are trustees or in which they have a beneficial interest at the end of each year. (Please see the “Procedures for Employees Reporting Securities for further details.”)

It is not necessary to report positions in: shares of open-end mutual funds where Merganser is not an advisor or sub-advisor, bank certificates of deposit, and securities of the Government of the United States and its agencies.

(   ) I hold no brokerage accounts.

(   ) I have met the reporting requirement by directing the institution(s) listed below to send duplicate statements of all required accounts listed below to Merganser’s Compliance Officer.

Account Owner	Broker	Accts #

I certify that this list includes all required accounts

(   ) I have listed securities not held in a brokerage account on the attached page.

Signature	Date

Reviewed by Compliance:

(Print Name)	(Initials)	Date

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Policies and Procedures

Schedule B.

Annual and Initial Employee Securities Holdings Report

SECURITY DESCRIPTION	SECURITY TYPE	QUANITY HELD	CUSIP/SYMBOL

Account Owner	Broker/Dealer-Custodian

Date: ________________________

Employee Signature

	Compliance Reviewed: ___________	Date: ___________

Print Employee Name

Please use a separate form for each account.

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Policies and Procedures

Schedule C.

Employee Quarterly Securities Transaction Certification

Rule 204-2(a)(12) of the Investment Advisors Act of 1940, and Rule 17j-1 of the Investment Company Act of 1940 requires investment advisors to keep records of all securities transactions (with the exception of mutual fund transactions where Merganser is not an advisor or sub-advisor to the fund) of its advisory representatives. Merganser requires all employees to furnish certain information with respect to any security that you have acquired or disposed of, and any direct or indirect beneficial interest during any calendar quarter. The information is due within ten (30) business days after the end of each calendar quarter.

( )	I hold no brokerage accounts.

( )	I have directed my broker(s) to send duplicate statements for all required accounts listed below.

Account Owner	Broker	Account #

Signature	Date
Reviewed by Compliance

Print Name	Initials	Date

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Policies and Procedures

Schedule E.

Pre-Clearance of IPO, Private Placement, Client Securities

Purchases

I request clearance to purchase and or sell the following:

IPO	[ ]
PRIVATE PLACEMENT	[ ]
CLIENT SECURITIES	[ ]

Employee Name: _____________________________________

Security Name: ______________________________________

Employee Signature: __________________________________

Date: _____/_____/_____

Relationship of employee to Security: __________________________________

_________________________________________________________________

Relationship of Merganser to Security: __________________________________

_________________________________________________________________

Source of information on Security: _____________________________________

Reason to purchase/sell Security:__________________________________________

_________________________________________________________________

Approval: __________________________________ Date: ____/____/____

Title: ____________________________________

Please use reverse of this page to furnish additional information.

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Schedule F.

Exceptions from Reporting

I request exemption from reporting the following:

Account	[ ]
Security	[ ]

Employee Name: ______________________________________________________

Security Name: _______________________________________________________

Account title: ________________________________________________________

Relationship of employee to account or security: ____________________________

____________________________________________________________________

Reason for exemption:__________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

Employee Signature: __________________________________ Date: _____/_____ /_____

Print name: _______________________________________________

Approval: __________________________________ Date: ____/____/____

Title: ____________________________________

Please use reverse of this page to furnish additional information.

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Schedule G.

Acknowledgement

I have read, understand and will comply with the Code of Conduct adopted June 21, 1996 as amended July 30, 2004, January 3, 2007 and January 2, 2008 by Merganser Capital Management, Inc. and will comply with it in all respects. I have also read the Policies and Procedures contained in the Compliance Manual, which have been adopted and amended at various times, and will comply with them in all respects.

Name (Signed)

Name (Print)

Date

Compliance Initials	Date

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Policies and Procedures

3. Employee Securities Reporting

Policy - Employees Reporting Securities

Adopted:	June 21, 1996

Amended:	January 2, 2008
July 30, 2004

Purpose:

The purpose of this policy is to ensure that Merganser’s employees report their security transactions and holdings as required by Rule 204A-1 of the Investment Advisors Act of 1940, and Rule 17j-1 of the Investment Company Act of 1940.

Background:

Rule 204A-1 under the Advisers Act of 1940 requires investment advisers to adopt codes of ethics. The rule requires advisers’ personnel to report their personal securities holdings and transactions, obtain pre-approval of transactions in certain investments, and to keep records of these reports.

Policy:

1.	All new employees must file an initial securities holdings report with the Chief Compliance Officer or designee within 10 days of their start date.

2.	All employees must file an annual securities holding report with the Chief Compliance Officer or designee within 10 days of the end of the year.

3.	All employees must file a quarterly securities transaction report with the Chief Compliance Officer or designee within 10 business days after the end of the calendar quarter.

4.

The Chief Compliance Officer or designee will review, initial and date all employee initial, annual holdings reports as well as the quarterly transaction reports. The President will review, initial and date all reports submitted by the Chief Compliance Officer. The Chief Compliance Officer will review, initial and date reports submitted by a person designated to review employee reports.

5.

All employees of Merganser are required to file a request for pre-clearance of IPOs, private placements and client securities with the Chief Compliance Officer. The Chief Compliance Officer must approve the request before the employee may initiate any transactions in “IPO’s”, Private Placements, or Client Securities. (Client securities include a security issued by a client, or

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Policies and Procedures

prospective client of Merganser.) The President of Merganser must approve any request from the Chief Compliance Officer.

6.	Compliance will maintain the employees’ securities reports in accordance with its recordkeeping policies and procedures.

7.

Employees must report violations of this policy to the Chief Compliance Officer or designee. If reported to a designee, the designee will notify the Chief Compliance Officer of the violation. Violations by the Chief Compliance Officer will be reported to the President, or in his absence a member of the Management Committee.

8.	Merganser will not take any retaliatory action against any employee for reporting violations.

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Policies and Procedures

Procedure - Employees Reporting Securities

Adopted:	June 21, 1996

Amended:	January 22, 2009
January 2, 2008
July 30, 2004

Definitions and Limitations:

Rule 275.204A-1 of the Investment Advisors Act of 1940, and Rule 17j-1 of the Investment Company Act of 1940 are the basis for these procedures.

Employees required to file

Merganser has determined that all employees are considered to be access persons, and will be required to comply with these reporting requirements. Employees claiming an exemption to the requirements must advise the Chief Compliance Officer in writing.

Reports to be filed

Rule 204A-1 of the Investment Advisors Act of 1940, and Rule 17j-1 of the Investment Company Act of 1940 requires all access persons to report their securities transactions and holdings. The requirements include an initial and annual list of holding, a quarterly transaction report, and pre-approval of certain transactions.

Employee relationships requiring and exempt from reporting

1.

Employees must file reports if they have a direct or indirect beneficial interest in securities. This interest is presumed to include immediate family members sharing the same household, including spouse, child, stepchild, grandchild, parent, stepparent, grandparent, siblings, and in-laws. It also includes serving as a trustee or in any other fiduciary capacity, when the employee has trading authority over another person’s account, and when the employee is a beneficiary of a trust and has input on security transactions.

2.	Employees are exempt from reporting securities held in accounts over which they have no direct or indirect influence or control. To qualify

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for an exemption, employees must file an “Exceptions From Reporting” form. (See Schedule F)

Exemptions from reporting requirements

1.	Transactions effected pursuant to an automatic investment plan.

2.	Securities held in accounts over which the employee has no direct or indirect influence or control.

3.

Securities of the Government of the United States and its agencies, bank accounts, including certificates of deposit, money market instruments, and shares of open-end mutual funds where Merganser is not an advisor or sub-advisor. All other securities must be reported.

Procedures:

General procedures

The Compliance Officer or designee will review all reports. If there are any questions about the reports, the Chief Compliance Officer or designee will review the report with the employee, and take appropriate action. Any violations will be reported to the Chief Compliance Officer. The Chief Compliance Officer or designee will initial and date all reports including any supporting documents. A log of reports received will be maintained in U:/POND/Compliance Documents/ “year” EMPLOYEE SECURITIES REPORTS

The President will review the Chief Compliance Officer’s reports. The Chief Compliance Officer will review reports from non-employees.

Any questions regarding this policy and the procedures should be directed to the Chief Compliance Officer or designee.

Initial Employee Securities Holdings Report

1.

The Compliance Officer or designee will review with each new employee the requirement to file an initial list of holdings for all accounts the employee has an interest in. (See definition: Employee relationships requiring reporting) The report must be filed within ten (10) days of hire, and list of securities must be current within 45 days of hire.

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2.	The Employee Initial and Annual Securities Holdings Certification. (See Schedule A) must be completed regardless of how the holdings are reported.

3.

The Employee Initial and Annual Securities Holdings Report. (See Schedule B) must include a description of the security, the type of security, quantity, registration of the account and the broker/dealer.

4.	A separate report must be filed for each account, and the relationship of the employee to the account owner noted on the report.

5.	In lieu of listing the holdings, the requirement may be completed by furnishing the most recent broker/dealer statement containing a list of holdings.

Annual Employee Securities Holding Report

1.

On or about last day of the calendar year, The Compliance Officer or designee will e-mail all Merganser employees of notifying them that they must file an Annual Securities Holdings Report. (See Schedule C) The report must include a description of the security, the type of security, quantity, registration of the account and the broker/dealer.

2.	The Employee Initial and Annual Securities Holdings Certification (See Schedule A) must be completed regardless of how the holdings are reported.

3.

The Employee Initial and Annual Securities Holdings Report. (See Schedule B) must include a description of the security, the type of security, quantity, registration of the account and the broker/dealer.

4.	A separate report must be filed for each account, and the relationship of the employee to the account owner noted on the report.

5.	In lieu of listing the holdings, the requirement may be completed by furnishing a year-end broker/dealer statement containing a list of holdings

Quarterly Employee Securities Transaction Report

1.

Each Access Person shall direct any broker/dealer at which he/she maintains an account, to provide on a timely basis, duplicate confirmations of all personal securities transactions and periodic statements for all securities accounts to the Chief Compliance Officer. In addition, each Access Person shall

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direct any other institution at which he/she maintains accounts holding reportable securities, to provide on a timely basis, duplicate confirmations of all personal securities transactions and periodic statements for all securities accounts to the Chief Compliance Officer. The Compliance Department shall date stamp all duplicate copies of personal securities transactions and account statements upon receipt. The Chief Compliance Officer shall review all reports submitted by Access Persons to ensure that all reporting requirements are complied with. The President will review the Chief Compliance Officer’s reports. The Chief Compliance Officer will review reports from non-employees.

2.

On or about last day of each calendar quarter, The Compliance Officer or designee will e-mail all Merganser employees notifying them that they must file a report listing those accounts that they have instructed to send duplicate confirmations to Merganser. In doing so, the employee must certify that the list is complete. Access Persons who do not require duplicate statements must still submit a form indicating their status (See attached form)

Pre-Clearance of “IPO”, Private Placement, or Client Securities Purchases

1.	Employees of Merganser are required to secure permission (Pre-Clearance) before executing a transaction in any initial public offering (“IPO”), private placement or a client’s securities.

2.	A separate Employee Pre-Clearance of IPO, Private Placement, Client Securities Request must be filed for each transaction. (See Schedule E)

3.	The request must be approved prior to executing any transaction requiring a pre-clearance.

4.	The Chief Compliance Officer, or in the absence of the CCO, the President must approve the request.

5.	The President will approve all requests by the Chief Compliance Officer.

6.	The original of the Employee Pre-Clearance of IPO, Private Placement, Client Securities Request will be retained by Compliance. Employees should keep a signed copy of the form.

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7.	Employees must submit a copy of the trade confirmation to the Compliance Officer or designee who will initial, date and file it with the Pre-Clearance Form.

8.

When trading Annaly Capital Management, Inc (NLY) or Annaly related securities or derivatives, employees must obtain pre-clearance from the Annaly Chief Compliance Officer (CCO). This includes transactions during a trading window. Trades must comply with Annaly’s guidelines (see Exhibit A (on the following page). Pre Clearance requests must be submitted to the Merganser CCO who will forward them to Annaly’s CCO for final approval.

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Exhibit A

Pre-Clearance of a Trade is Required Even if Trading During a Trading Window

To help prevent inadvertent violations of the federal securities laws and to avoid even the appearance of trading on inside information, all Company Personnel (and their family members) are subject to the Company’s pre-clearance procedures. Accordingly, Company Personnel may not engage in any transaction involving the Company’s securities (other than certain transactions under Company plans as described herein) without first obtaining pre-clearance of the transaction from the General Counsel or the Chief Financial Officer. A request for pre-clearance should be submitted to the General Counsel, or in his absence, to the Chief Financial Officer, at least two days in advance of the proposed transaction. The Company is under no obligation to approve a trade submitted for pre-clearance, and may determine not to permit the trade.

Requests for trades are more likely to be approved during the following “trading window” periods. A trading window commences on the second business day and ends on the 15th business day following the release of the Company’s year-end or quarterly earnings announcements.

If you wish establish a trading plan under SEC Rule 10b5-1, you must first pre-clear the plan with the General Counsel. As required by Rule 10b5-1, you may enter into a trading plan only when you are not in possession of material nonpublic information and during a window period. Transactions effected pursuant to a pre-cleared trading plan will not require further pre-clearance at the time of the transaction if the plan specifies the dates, prices and amounts of the contemplated trades, or establishes a formula for determining the dates, prices and amounts.

Even during a trading window period, no person subject to this policy can initiate a trade in Company securities if that person is aware of material nonpublic information about the Company.

From time to time the Company, through the General Counsel’s office, may close trading during a trading window due to material nonpublic information developments. If you become aware that the trading window has been closed, you must not disclose to others the fact that the trading window has been closed.

Transactions Under Company Plans

Stock Option and Other Grants. The Company’s insider trading policy does not apply to the grant of a stock option or other rights to acquire securities. The policy does not apply to the exercise of a stock option unless the exercise includes the sale of stock as part of a broker-assisted cashless exercise of an option, or any other market sale for the purpose of generating the cash needed to pay the exercise price of an option.

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Policies and Procedures

401(k) Plan. The Company’s insider trading policy does not apply to purchases of Company stock in the 401(k) plan resulting from your periodic contribution of money to the plan pursuant to your payroll deduction election. The policy does apply, however, to certain elections you may make under the 401(k) plan, including (a) an election to increase or decrease the percentage of your periodic contributions that will be allocated to the Company stock fund, (b) an election to make an intra-plan transfer of an existing account balance into or out of the Company stock fund, (c) an election to borrow money against your 401(k) plan account if the loan will result in a liquidation of some or all of your Company stock fund balance, and (d) your election to pre-pay a plan loan if the pre-payment will result in allocation of loan proceeds to the Company stock fund.

Dividend Reinvestment Plans. The Company’s insider trading policy does not apply to purchases of Company stock under dividend reinvestment plans resulting from your reinvestment of dividends paid on Company securities. The policy does apply, however, to voluntary purchases of Company stock resulting from additional contributions you choose to make to the plan, and to your election to participate in the plan or increase your level of participation in the plan. The policy also applies to your sale of any Company stock purchased pursuant to the plan.

Additional Prohibited Transactions

The Company considers it improper and inappropriate for any director, officer or other employee of the Company to engage in short-term or speculative transactions in the Company’s securities. It therefore is the Company’s policy that directors, officers and other employees may not engage in any of the following transactions:

Short-term Trading. An employee’s short-term trading of the Company’s securities may be distracting to the employee and may unduly focus the employee on the Company’s short-term stock market performance instead of the Company’s long-term business objectives. For these reasons, any director, officer or other employee of the Company who purchases Company securities in the open market may not sell any company securities of the same class during the six months following the purchase.

Short Sales. Short sales of the Company’s securities evidence an expectation on the part of the seller that the securities will decline in value, and therefore signal to the market that the seller has no confidence in the Company or its short-term prospects. In addition, short sales may reduce the seller’s incentive to improve the Company’s performance. For these reasons, short sales of the Company’s securities are prohibited by this Statement of Policy.

Publicly Traded Options. A transaction in options is, in effect, a bet on the short-term movement of the Company’s stock and therefore creates the appearance that the director or employee is trading based on inside information. Transactions in options also may focus the director’s or employee’s attention on short-term performance at the expense of the Company’s long-term objectives. Accordingly, transactions in puts, calls or other

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Policies and Procedures

derivative securities, on an exchange or in any other organized market, are prohibited by this Statement of Policy. (Option positions arising from certain types of hedging transactions are governed by the section below captioned “Hedging Transactions.”)

Hedging Transactions. Certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, allow an employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the director or employee to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the director or employee may no longer have the same objectives as the Company’s other shareholders. Therefore, the Company strongly discourages you from engaging in such transactions and any person wishing to enter into such an arrangement must first pre-clear the proposed transaction with the Chief Executive Officer and the General Counsel. Any request for pre-clearance of a hedging or similar arrangement must be submitted at least two weeks prior to the proposed execution of documents evidencing the proposed transaction and must set forth a justification for the proposed transaction.

Margin Accounts and Pledges. Securities held in a margin account may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in Company securities, and may, in certain circumstances, result in unlawful insider trading, you should exercise caution in holding Company securities in a margin account or pledging Company securities as collateral for a loan.

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Policies and Procedures

B. Entertainment and Gifts

Policy - Entertainment and Gifts

Adopted:	January 3, 2007

Amended:	January 2, 2008

Purpose:

The purpose of this policy is to establish standards and limitations governing the acceptance of entertainment and gifts from any person or organization related to or associated with Merganser’s business activities. Inappropriate entertainment and gifts can create conflicts of interest or at least the appearance that employees’ business judgments are being improperly influenced by what they receive from third parties. This can be harmful to Merganser’s reputation and its relationships with external parties.

Background:

Merganser’s reputation and the respect of those with whom it deals are among its most important assets. These assets must not be jeopardized by acceptance or giving of any entertainment, gift, or other favor intended to or perceived by others to influence the business judgment of the recipient.

Policies:

1.	Employees may accept gifts or entertainment when it is:

	a.	Lawful;

	b.	Ethical;

	c.	Infrequent;

	d.	Customary and of reasonable value;

	e.	The total market value does not exceed $100.

2.

Employees may accept entertainment or attendance at outings and sporting events that meet the requirements stated in Paragraph 1 but where the total market value is greater than $100 and less than $250 if they will be in the company of vendors, suppliers, or business associates in an environment where it is conducive to the conduct of business. Family members may not accompany them to these events unless the employee pays for the family member’s share of the expense. Merganser may reimburse the employee for this expense if the family member’s presence serves a useful business purpose.

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Policies and Procedures

3.	When employees are offered tickets to events which are not allowed by paragraphs 1 and 2, they may only accept them if they pay for them at full market price.

4.	Cost of travel (aside from de minimis local costs associated with an event) and overnight accommodation may not be accepted.

5.

Gifts of greater than the limits in this policy should be politely declined and/or returned to the sender in a timely manner. In the rare circumstance where it would be awkward to return such a gift, disclose the situation to your supervisor and the Chief Compliance Officer and seek guidance.

6.

Vacations, cash, cash equivalents (gift certificates, checks, etc.), services, loans, and discounts (except those approved by the company and generally offered to all employees) are not acceptable in any amount.

7.

Employees may never (directly or indirectly) solicit gifts or entertainment from vendors, suppliers, or business associates either for themselves, a charitable cause or for the purpose of entertaining our clients or prospective clients.

8.	Employees who have a personal relationship with vendors, suppliers, or business associate must abide by the restrictions of this policy.

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Policies and Procedures

Procedure - Entertainment and Gifts

Adopted:	January 3, 2007

Amended:	January 2, 2008

Definitions and Limitations:

All employees are responsible for compliance with this policy. Merganser as a firm has adopted the CFA Institute’s “Standards of Practice” handbook as a guide for the general business conduct of all employees. Standard IV (A.3) – Independence and Objectivity, which deals with the acceptance of gifts and entertainment, is attached for reference as an appendix.

Gifts of food items such as Christmas gift baskets are considered to be gifts to the entire staff and not just to one person and are acceptable.

Procedures:

1.	Employees wishing to purchase tickets offered to them at full market price should present the details to the Chief Compliance Officer. Market price will be determined by the Management Committee.

2.

Employees wishing to be reimbursed for the expense of a family member joining them at an outing or entertainment event should present the details to the Chief Compliance Officer. The determination will be made by the Management Committee.

3.

If an employee has any doubt about whether it is appropriate to accept entertainment or a gift, or about any aspect of this Policy or Procedure, they should promptly disclose the situation to their supervisor or the Chief Compliance Officer and seek appropriate guidance before taking any action.

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Policies and Procedures

C.	Drug Free Workplace

Policy - Drug-Free Workplace

Adopted:	January 2, 2008

Amended:

Purpose:

The purpose of this policy is to ensure that Merganser’s employees and clients are aware that Merganser maintains a drug-free workplace.

Background:

Merganser is establishing this policy to reinforce Merganser’s goal of maintaining a drug free workplace.

Policy:

1.	Merganser will make a good faith effort to provide and maintain a drug-free workplace.

2.	As a condition of employment, all employees will refrain from the illegal manufacture, distribution, dispensing, possession or use of a controlled substance in the workplace.

3.

All employees must notify the Chief Compliance Officer of any criminal drug statute conviction for a violation occurring in the workplace. Notification must be no later than five (5) days after such conviction.

4.

If requested by a client, Merganser will give written notice to the client no later than ten (10) days after being notified that an employee has been convicted of a criminal drug violation occurring in the workplace.

5.	Penalties may be imposed by Merganser for violating this policy. These penalties may include a warning, fine, or the dismissal of the employee.

6.

Merganser may require, in addition to the penalties outlined in paragraph that as a condition of continued employment after violation of this policy, that the employee satisfactorily participate in a drug abuse assistance or rehabilitation program. This program must be approved for such purposes

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Policies and Procedures

by a federal, state, local health, law enforcement, or other appropriate agency.

7.	Within 30 days receipt of notification of a conviction, Merganser must impose either the penalties contained in paragraph 5 or the treatment in paragraph 6, or both.

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Policies and Procedures

D.	Policy – Hiring and Employment

Adopted:	January 2, 2008

Amended:

Purpose:

The purpose of this Policy is to comply with various rules and regulations regarding employment issues.

Policy:

1.

Merganser will not discriminate with respect to the hire, tenure, terms, conditions or privileges of employment or any matter directly or indirectly related to employment, because of race, color, religion, sex, disability, national origin or ancestry.

2.

Merganser will make every effort to comply with applicable federal laws, regulations, and executive orders prohibiting discrimination in the provision of services based on race, color, national origin, age, sex, disability or status as a veteran.

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Policies and Procedures

E.	Policy – Harassment

Adopted:	January 4, 2010

Amended:

Purpose:

The purpose of this Policy is to comply with various rules and regulations regarding harassment issues. Merganser is committed in all areas to providing a work environment that is free from harassment. Harassment based upon an individual’s sex, race, ethnicity, national origin, age, religion or any other legally protected characteristics will not be tolerated. All employees, including supervisors and other management personnel, are expected and required to abide by this policy. No person will be adversely affected in employment with the employer as a result of bringing complaints of unlawful harassment.

Policy:

2.	Merganser will not tolerate employee harassment directly or indirectly related individual’s sex, race, ethnicity, national origin, age, religion or any other legally protected characteristics.

Examples include but are not limited to the following:

	a.	Unwanted jokes, gestures, offensive words on clothing, and unwelcome comments and repartee.

	b.	Touching and any other bodily contact such as scratching or patting a coworker’s back, grabbing an employee around the waist, or interfering with an employee’s ability to move.

	c.	Repeated requests for dates that are turned down or unwanted flirting.

	d.	Transmitting or posting emails or pictures of a sexual or other harassment-related nature.

	e.	Displaying sexually suggestive objects, pictures, or posters.

	f.	Playing sexually suggestive music.

When an employee complains to a supervisor, another employee, or the senior management, about harassment, an immediate investigation of the charge should occur. Supervisors should immediately involve the Management Committee. Employees need to understand that they have an obligation to report harassment concerns to their supervisor or the Management Committee.

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Policies and Procedures

3.	Merganser will make every effort to comply with applicable federal laws, regulations and executive orders prohibiting harassment.

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Policies and Procedures

II.     Portfolio Management

     A. Selection of Investments

Policy – Selection of Investments

Adopted:	October 5, 2004

Amended:	November 16, 2006

Purpose:

The purpose of this policy is to ensure that the investments we select for our clients’ portfolios are consistent with their objectives and investment guidelines.

Background:

Merganser’s fiduciary obligation is to select securities and structure portfolios that meet the client’s investment objectives and constraints. Following client guidelines is critical, as failure to do so may result in financial losses and harm to Merganser’s reputation.

Policy:

1.	Merganser will only purchase securities consistent with client guidelines.

2.	Merganser will seek clarification of any ambiguity in client guidelines or instructions.

3.	Within the constraints of the guidelines and any additional client instructions, Merganser will seek investments which enhance the total return, diversification, and construction of the portfolio.

4.	As appropriate, Merganser will recommend for client consideration changes or additions to the guidelines.

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Policies and Procedures

Procedures – Selection of Investments

Adopted:	October 5, 2004

Amended:	January 4, 2010

January 2, 2008

Definitions and Limitations:

The client’s objectives and constraints are stated in the investment advisory agreement between the client and Merganser. Among other things, they may indicate the maximum maturity and minimum credit rating of the security, the industry and the company percentage limits in the portfolio, and the benchmark against which performance is to be measured.

Procedures:

1.	The Portfolio Manager will evaluate the security using the following criteria:

	a.	The type of bond.

	b.	The number of bonds available in the marketplace.

	c.	The effective maturity of the bond.

	d.	The stated maturity of the bond.

	e.	The credit rating for the bond.

	f.	The call provisions of the bond.

	g.	The business or industry of the issuer.

	h.	Percent limitations on positions in the portfolio.

	i.	The current market conditions.

	j.	The anticipated future cash needs of the client.

	k.	The gain/loss constraints.

	l.	The effect the addition of the security will have on portfolio construction (such as duration, overall quality, yield, and sector/industry allocation).

	m.	Liquidity considerations.

2.	The Portfolio Manager will utilize the Charles River System to determine whether or not the security is in compliance with portfolio guidelines.

3.

All trades will be approved by the Chief Investment Officer, in the absence of the Chief Investment Officer by the Assistant Chief Investment Officer, and in the absence of both, by a Portfolio Manager other than the trader who is a member of the Investment Team.

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Policies and Procedures

4.	Portfolio Managers must enter a comment on any Alert.

5.	Compliance will review the weekly MAGIC Compliance Report to determine if all Alerts have comments.

6.	Should an Alert not have a comment, Compliance will request the Portfolio Manager to enter a comment on all Post Trade Alerts and Nightly Batch Alerts.

7.	Portfolios will be reviewed by the Portfolio Manager or designee on a regular basis to insure investments are still appropriate utilizing but not limited to the following methods:

	a.	Account review meetings

	b.	Investment strategy meetings

	c.	Daily Trader Spreadsheet

	d.	Daily Cash Flow Forecast

	e.	CRD Alerts & Warnings

	f.	Client meetings and conference calls

	g.	Review of Monthly Client Reports by the Portfolio Manager

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Policies and Procedures

     B. Trade Allocation

Policy – Trade Allocation

Adopted:	October 5, 2004

Amended:	November 16, 2006

Purpose:

The purpose of this policy is to allocate transactions in a fair and equitable manner to all clients.

Background:

The SEC has taken the position that an investment adviser may aggregate buy and sell orders in order to achieve lower transaction costs. In doing so, the adviser has a duty to seek best execution, act in the client’s best interests, and treat each client fairly.

Each of our portfolios is unique with regard to the securities that it holds and in most cases the investment guidelines by which it is managed. When we purchase securities, frequently we are looking for a particular type of security to meet the needs of a specific client’s portfolio. In other instances, we may purchase a security that represents a good value for several portfolios and allocate it among them.

Policy:

1.	Investment decisions for each client will be made independently from those of other clients.

2.	Should the same investment decision be made for more than one client, Merganser may aggregate securities to be purchased or sold so as to obtain best execution.

3.

The execution of trades in proprietary portfolios (Merganser’s pooled funds are not considered proprietary) that are not aggregated with trades for other clients will be executed after non-proprietary portfolio trades.

4.	Merganser will allocate trades so as to shape each portfolio to meet the client’s objectives.

5.	When allocating trades, Merganser will not favor portfolios based either on the fees they pay or whether they are proprietary.

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Policies and Procedures

6.

If there is an inadequate quantity of the security to allocate it to all eligible accounts (lot size for each allocation will be at a level that in our judgment facilitates trading and minimizes costs), Merganser will make the allocation by taking into account how the addition of the security will affect the overall portfolio construction.

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Policies and Procedures

Procedures – Trade Allocation

Adopted:     October 5, 2004

Amended:   November 16, 2006

Definitions and Limitations:

When Merganser makes the same investment decision for several accounts, it is called “trade aggregation.” Merganser utilizes trade aggregation to obtain best execution.

Procedures:

1.	The following factors guide the allocation of aggregated trades:

	a.	Will the addition of the security to the portfolio cause any guideline violations?

	b.	Will the addition of the security to the portfolio change its characteristics (such as duration, overall quality, etc) in an adverse way?

	c.	How will the addition of the security to the portfolio affect diversification, both at the security and sector level?

	d.	What is the current gain/loss constraint in the client’s account?

	e.	What are the anticipated future cash needs of the client?

	f.	How much cash is available in the portfolio?

	g.	Are there suitable swap candidates in the account?

2.

After consideration of the above factors, the trade will be allocated to eligible accounts. If there is an inadequate quantity of the security to allocate it to all eligible accounts (lot size for each allocation will be at a level that in our judgment facilitates trading and minimizes costs), we will make the allocation by taking into account how the addition of the security will affect the overall portfolio construction.

3.

If the Portfolio Manager or Trader uses any factor other than those stated above, the reasons will be documented and approved by either the Chief Investment Officer, Assistant Chief Investment Officer or the President of Merganser. In the absence of them, approval may be made by a member of the Management Committee.

4.	All client portfolios that participate in an aggregated trade will receive the same unit price.

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Policies and Procedures

5.

Each aggregated trade will be documented to show how the allocation was made. The allocation document will be approved by the Chief Investment Officer, in the absence of the Chief Investment Officer by the Assistant Chief Investment Officer and in the absence of both, by a Portfolio Manager other than the trader who is a member of the Investment Team.

6.

If after the trade an additional position in the same security becomes available, it will be treated as a separate investment decision. If the trade is made, the position may be allocated to clients other than those receiving the original allocation.

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Policies and Procedures

          C. ERISA Accounts

Policy – ERISA Accounts

Adopted:     November 16, 2006

Amended:

Purpose:

The purpose of this policy is to ensure that transactions involving Employee Retirement Income Security Act of 1974 (“ERISA”) accounts do not violate ERISA rules and regulations.

Background:

ERISA is a federal law that sets minimum standards for most voluntarily established pension and health plans in private industry. Under ERISA, the primary responsibility of fiduciaries, such as Merganser, is to run the plan solely in the interest of participants and beneficiaries.

Policy:

1.	Merganser will maintain a fidelity bond if required.

2.	Merganser will not engage in any prohibited transactions.

3.	Merganser will maintain its status as a Qualified Professional Asset Manager (“QPAM”).

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Policies and Procedures

Procedures – ERISA Accounts

Adopted:         November 16, 2006

Amended:

Definitions and Limitations:

Chapter 18 Sec. 1106 of the Employee Retirement Income Security Act (“ERISA”) lists prohibited transactions. For an employee benefit plan, a “party in interest” includes the employer, the union, plan fiduciaries, service providers, statutorily defined owners, officers, and relatives of parties-in-interest.

Procedures:

1.	If Merganser is not covered by the plan’s ERISA bond, Merganser will purchase and maintain an ERISA bond as required by ERISA rules and regulations.

2.	Merganser will not effect any of the following prohibited transactions with a party in interest:

	a.	The sale, exchange or leasing of any property.

	b.	The furnishing of goods, services or facilities.

	c.	The lending of money or other extension of credit.

	d.	The transfer of any plan assets to, for the use by, or for the benefit of a party in interest.

	e.	The acquisition of any employer security or employer real property on behalf of the plan.

Note:

No fiduciary who has authority or discretion to control or manage the assets of a plan will permit the plan to hold any employer security or employer real property if the fiduciary knows or should know that holding such security or real property violates section 1107(a) of this title.

3.	Merganser will not knowingly be a party to the following transactions between the plan and itself, or effect any of the following transactions between the plan and any other fiduciary:

a.	Transactions where the fiduciary deals with the assets of the plan to benefit himself or his own account, or,

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Policies and Procedures

b.

Transactions where the fiduciary (in his individual or in any other capacity) effects transactions involving the plan on behalf of a party (or represent a party) whose interests are adverse to the interests of the plan, its participants or beneficiaries, or,

c.	Transactions where the fiduciary receives any consideration for himself or his own personal account from any party dealing with plan assets.

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Policies and Procedures

          D. Derivatives and Leverage

Policy – Derivatives and Leverage

Adopted:        October 5, 2004

Amended:      November 16, 2006

Purpose:

The purpose of this policy is to ensure that the investments we select for our clients’ portfolios are consistent with their objectives and investment guidelines.

Background:

Merganser’s fiduciary obligation is to select securities and structure portfolios that meet the client’s investment objectives and constraints. Following client guidelines is critical, as failure to do so may result in financial losses and harm to Merganser’s reputation.

Derivatives:

Merganser may purchase derivative securities under the following conditions:

1.	Equity index futures may be purchased in conjunction with our Premium Equity product; or

2.	Futures and/or options may be purchased and/or sold for hedging purposes; and

3.	The use of derivatives is expressly permitted by the client

Leverage:

Merganser may employ leverage when expressly authorized by the client’s guidelines.

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Policies and Procedures

          E. Corporate Actions

Policy – Corporate Actions

Adopted:       January 2, 2008

Amended:

Purpose:

The purpose of this policy is to ensure corporate activities affecting client securities are handled effectively.

Background:

Corporate Actions such as mergers, exchanges and early redemptions, tender offers, exercise of rights and warrants, or modification of Pooling and Servicing agreements may have a substantial economic impact on client portfolios. Failure to make informed decisions may result in losses to our clients.

Policy:

1.	Merganser will monitor corporate action events that might have an impact on client securities holdings.

2.	The Portfolio Manager will be responsible for determining what action Merganser will take.

3.	The Portfolio Manager will monitor the corporate actions to ensure the result is within the client’s investment guidelines.

All information regarding the corporate action will be retained in accordance with Merganser’s recordkeeping policy.

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Policies and Procedures

Procedure – Corporate Actions

Adopted:       January 2, 2008

Amended:     January 4, 2010

Definitions and Limitations:

Corporate Actions may include mergers, exchanges, early redemptions, tender offers, exercise of rights and warrants, or modification of Pooling and Servicing agreements.

Procedures:

1.

All notices of a corporate action and the resulting follow-up material will be delivered to the Manager of Trading Operations or designee, who will be responsible for coordinating the responses. The Manager of Trading Operations will enter all new events into the Corporate Actions Tracking Tool (CATT) in MAGIC, and maintain the CATT throughout the life of the event. The CATT will track the following:

	i.	Response deadlines

	ii.	Appropriate position segregation

	iii.	Event completion

2.	The CATT will provide notification when:

	i.	A new action is created, completed or cancelled

	ii.	Daily for the 5 days prior to expiration date

3.	The CATT will notify the following roles:

	i.	Manager of Trading Operations

	ii.	Chief Investment Officer

	iii.	Assistant Chief Investment Officer

4.	The Manager of Trading Operations or designee will submit all event materials to the appropriate Portfolio Manager.

5.	The Portfolio Manager will review the options to determine what is in the best interest of the client.

6.	The options will be checked through the Charles River System to determine which are in compliance with the client’s investment guidelines.

7.	If the results are not within the guidelines, but the Portfolio Manager feels that the result would benefit the client, permission may be sought from the client to go outside investment guidelines.

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8.	The Portfolio Manager will discuss the corporate action at the next investment committee meeting.

9.	When a final determination is made, the CIO or in his absence, the Assistant CIO will sign-off on the forms to be submitted to the custodian.

10.	All material will be kept in the investment files in accordance with Merganser’s recordkeeping policy.

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Policies and Procedures

          F. CRD Compliance Rule and Review Maintenance

Policy

Adopted:     January 22, 2009

Amended:

Purpose:

The purpose of this policy is to establish controls and procedures for adhering to client investment guidelines in the Charles River Investment Management System (CRIMS).

Background:

As stated under the Selection of Investments section, Merganser’s fiduciary obligation is to select securities and structure portfolios that meet the client’s investment objectives and constraints. Following client guidelines is critical, as failure to do so may result in financial losses and harm to Merganser’s reputation. CRIMS provides Merganser with the necessary infrastructure to meet this obligation.

Policy:

1.	Compliance rules are established in a way that assures a timely and accurate implementation so that the client guidelines are adhered to.

2.	CRIMS will be utilized to monitor adherence to client investment guidelines.

3.	All rule modifications must be reviewed and documented.

4.	All alerts and warnings are reviewed and addressed so that all violations will be corrected in a suitable and timely manner.

5.	Clients must approve special situations for allowing securities to be held that are out of compliance with approved guidelines.

6.	Any erroneous alert situations must be corrected in a suitable and timely manner.

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Policies and Procedures

Procedure - CRD Compliance Rule and Review Maintenance

Adopted:      January 22, 2009

Amended:

Definitions and Limitations:

Not Applicable.

Procedures:

1.	To insure that compliance rules are established in a way that assures a timely and accurate implementation so that the client guidelines are adhered to, the following procedures must be utilized:

	A.	When a client communicates investment guidelines to Merganser.

		i)	Client services must scan final, approved guidelines into the network and communicate changes to the following:

- Chief Investment Officer (CIO)

- Assistant Chief Investment Officer

- Portfolio Manager (PM)

- Chief Administrative Officer (CAO)

- Data Administrator

	B.	The Data Administrator will update the CRIMS Compliance module.

	C.	The CIO will review the Charles River “Account Compliance Summary Report” and sign-off that guidelines are correct.

		i)	Client request must be attached to CRIMS report and filed in compliance rules file.

2.	All rule modifications are reviewed and documented in a way that assures an appropriate audit history.

	A.	PM must document the rule to be changed using the CRD Compliance Rule Change Request form (see below).

	B.	PM must have the request approved by the CIO.

	C.	Copies must be provided to the Data Administrator.

	D.	Client Services must store change with existing investment guidelines and seek for amendment where applicable.

	E.	The Investment Team must sign off that the request has been tested and is working as intended.

	F.	The CIO will review the Charles River “Account Compliance Summary Report” and sign-off that the changes are correct.

		i)	Client request must be attached to CRIMS report and filed in compliance rules file.

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Policies and Procedures

3.	CRIMS will be utilized to monitor adherence to client investment guidelines.

	A.	Compliance is run at the start of each business day.

		ii)	CRIMS receives updated holding from the accounting system (PAM) at the start of each business day.

	B.	Compliance can be re-run as needed at any point during the business day.

	C.	Compliance will be run on a Pre-Trade and Post-Trade basis.

	D.	The primary manager is responsible for monitoring portfolio compliance on a daily basis.

		a.	In the absence of the primary manager, the assistant PM is responsible for monitoring portfolio compliance

E.

The PM is responsible for communicating all portfolio compliance violations to the CIO, Assistant CIODirector of Client Service, Chief Compliance Officer. The Director of Client Services will coordinate communication with the and client.

		a.	Client may decide to continue to hold position. Authorization must be provided in writing.

		b.	Client may decide to dispose position.

		c.	Client may decide to update guidelines. Changes must be provided in writing.

				i.	See rule maintenance for procedures.

		d.	PM must update CRIMS with the ultimate resolution.

				i.	CRIMS provides standard reason codes, text descriptions and date and time stamp.

	F.	CTO

		a.	The systems development team is responsible for maintaining the CRIMS.

4.	All alerts and warnings are reviewed and addressed so that all violations will be corrected in a suitable and timely manner.

	A.	The PM must recognize and address all alerts on a daily basis.

	B.	The PM will respond to the alert/warning by updating the “Status” field.

		i)	The options are:

			▪	Acknowledged – Awaiting Action

			▪	Request Approval

			▪	Closed Corrected

			▪	Closed – No Action (Deferring)

	C.	For all deferred alerts “Closed – No Action” the PM must either choose a cause or enter additional comments to explain the issue and potential resolution.

	D.	Any alert that is deferred with “Closed – No Action” will be set to automatically re-open in 30 days if the violation still exists.

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Policies and Procedures

5.	All clients must approve special situations for allowing compliance in a way that assures timely and accurate documentation so that a sufficient audit trail can be created.

	A.	The Director of Client Services or the PM will send confirmation e-mail to client documenting the discussion and reasons for the allowed violation.

			i)	PM will store a copy of e-mail in Super Office.

			ii)	PM will enter comment in CRIMS Alert.

6.	To insure that all batch and post trade alerts “Closed” appropriately in a way that assures a timely and accurate review so that any erroneous situations may be corrected in a suitable manner.

		A.	On a weekly basis, CRIMS will provide (via e-mail) the CIO (or designee) with a log of all batch and post trade alerts that have been closed for the specified period.

		B.	CIO will review log and sign off.

			i)	CIO will provide a copy to the Chief Compliance Officer or designee for storage.

Merganser Capital Management, Inc.
Policies and Procedures

CRD Compliance Rule Change Request

Requestor

Rule

Accounts Impacted

Reason

Effective Date

Compliance Mode	Pre-Trade_________ Post-Execution________ Portfolio__________

Alert/Warning Levels	Alert Above________ Alert Below__________

Warn Above________ Warn Below__________

Request Approved by:	Date:

CRD change completed by:	Date:

Rule change testing by:	Date:

Final Approval:	Date:

Merganser Capital Management, Inc.
Policies and Procedures

III.	Trading

	A	Best Execution

Policy – Best Execution

Adopted:	October 5, 2004

Amended:	November 16, 2006

Purpose:

The purpose of this policy is to ensure that our clients receive best execution on all trades.

Background:

Merganser has a fiduciary obligation when executing transactions for a client to seek the most favorable terms available given the circumstances surrounding the transaction.

Policy:

1.	Merganser will usually accept the best price when executing a trade for a client, but may also consider the full range and quality of a broker’s services, along with its financial condition.

2.	Merganser will maintain contacts with a broad broker network.

3.	Except for swaps, Merganser will normally solicit multiple bids when selling a client’s security.

4.	Merganser will not use client brokerage to pay for client referrals or to achieve any other financial benefit.

5.

Merganser will not have any “soft dollar” arrangements, receive payments for order flow, receive any goods or services for using a broker, have any financial interest in market makers, have any affiliated brokers, or act as a principal in trades. Brokers may send research to Merganser on a voluntary basis. There is no obligation for Merganser to reciprocate by directing trades to these brokers.

Merganser Capital Management, Inc.
Policies and Procedures

Procedures – Best Execution

Adopted:	October 5, 2004

Amended:	November 16, 2006

Definitions and Limitations:

Merganser has a fiduciary obligation to execute securities transactions for clients in such a manner that the clients’ total cost or proceeds in each transaction is the most favorable under the circumstances. The determinative factor is not the lowest possible transaction cost but whether the transaction represents the best qualitative execution for the managed account. This includes, but is not limited to, the value of research provided as well as execution capability, markup, financial responsibility, and responsiveness to Merganser.

Procedures:

1.	Whenever possible, Merganser will solicit bids from multiple brokers.

2.	Whenever possible, Merganser will solicit multiple offers for our Treasury/Agency buying program.

3.

Merganser will execute trades with the broker with the best bid or best offer in the absence of other factors. Other factors that might be considered are the ability to execute the trade, service to the client, the broker’s financial condition, or specific instructions the client has given Merganser to direct brokerage to a specific broker.

4.

Merganser will keep a record of the brokers solicited and the bids and offers received. Documentation of these bids and offers, or a note indicating where it can be found should be attached to the trade ticket. For trades where multiple bids were not solicited, the reasons why should be noted on supporting documentation which is filed with the trade ticket.

5.

When necessary to get best execution, Merganser will execute “step out” trades for brokerage “wrap” accounts. (“Step out” trades are trades with independent brokers that are unaffiliated with the wrap provider.)

6.	For thinly traded or illiquid securities, Merganser may solicit brokers who are not involved in the trade to obtain pricing information.

7.	Merganser may aggregate trades in order to receive the best price.

8.	Merganser may use electronic means to affect trades.

Merganser Capital Management, Inc.
Policies and Procedures

B.	Selection of Brokers

Policy – Selection of Brokers

Adopted:	October 5, 2004

Amended:	November 16, 2006

Purpose:

The purpose of this policy is to ensure that the brokers with whom we do business provide good execution and have the financial resources necessary to settle their trades.

Background:

Selecting qualified brokers is critical to meeting an adviser’s fiduciary obligations to its clients. In order to meet that obligation, it is necessary to select brokers that can best service clients’ needs.

Policy:

1.	The Investment Team will oversee the selection of brokers, and maintain a list of approved brokers it does business with.

2.	Selection of a broker will be based on its financial soundness and its ability to service our clients. The criteria used will include, but may not be limited to, the following:

	a.	The financial condition of the broker.

	b.	Its trading capabilities.

	c.	Its operations.

	d.	Research and support it provides.

	e.	Its disciplinary history.

3.	The Investment Team will monitor the relationship with the broker to ensure that it maintains the capacity to continue serving our clients.

4.	The Investment Team will maintain records of the approval or rejection of a broker.

Merganser Capital Management, Inc.
Policies and Procedures

Procedures – Selection of Brokers

Adopted:	October 5, 2004

Amended:	January 4, 2010

November 16, 2006

Definitions and Limitations:

Not applicable.

Procedures:

Merganser considers the following when electing to do business with a broker:

1.	The financial condition of the broker and its ability to honor its commitments.

2.	The trading capabilities of the broker.

	a.	What is its fixed income inventory?

	b.	Are its spreads in line with those of other brokers?

	c.	What is its support of the secondary market for its underwritten deals?

	d.	Can we have access directly to its trading desk, including trading directly with the desk?

	e.	Does it underwrite new issues?

	f.	Does it bid on certain types of bonds on a regular basis?

	g.	Will it commit its own capital to fulfill difficult orders (i.e., buy for its own inventory even though it has not found the other side of the trade)?

	h.	Will it execute trades and maintain confidentiality to prevent disclosure of Merganser’s client?

3.	The operations of the broker.

	a.	Does it clear its own trades and, if not, who does its clearing?

	b.	What is its history of clearing trades on settlement day, and is there any history of problems in settling trades?

	c.	How efficient is its reporting, settlement, and correction of trade errors?

	d.	Does it participate in the appropriate electronic trading platforms?

4.	Research and support of the broker.

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Policies and Procedures

	a.	Does it provide research, and is it the type we need? Does it provide market information?

	b.	Does it provide insight into issuers and issues?

	c.	Does the broker provide access to issuers through road shows, conferences or other contacts?

	d.	Does it provide information without expecting transactions in return?

5.	The disciplinary history of the broker.

	a.	Does the firm have a history of disciplinary problems?

	b.	Do members of management have a history of disciplinary problems?

6.	Notes will be kept of discussions. The Chief Investment Officer will maintain records involving the approval and disapproval of brokers.

7.	The investment team will periodically discuss broker performance. Brokers that do not provide quality service of pose headline risk will be reassessed and may be removed from the approved list.

	a.	When a broker is no longer approved, the CCO or designee will be notified and the broker will be marked as such in CRD.

Merganser Capital Management, Inc.
Policies and Procedures

Procedures

(Selection of Brokers Checklist)

Answer the following questions prior to approval by the Investment Team. Except for the disciplinary history, which should be completed and initialed by Compliance, one member of the Investment Team should complete the questionnaire and initial it.

Broker’s Name:__________________________________________ CRD #________________

Contact:_______________________________________________ Phone #________________

1.	What is the financial condition of the broker?________________________________

Attach a financial statement.

2.	What is its fixed income inventory? _______________________________________

3.	Are its spreads in line with those of other brokers? Yes[ ] No[ ]

4.	Does it support the secondary market for its underwritten deals? Yes[ ] No[ ]

5.	Do we have access to trade directly with the desk? Yes[ ] No[ ]

6.	Does it underwrite new issues? Yes[ ] No[ ]

7.	Does it bid on certain types of bonds on a regular basis? Yes[ ] No[ ]

8.	Will it commit its own capital to fulfill difficult orders? Yes[ ] No[ ]

9.	Will it execute trades and maintain confidentiality about our client? Yes[ ] No[ ]

10.	Does it clear its own trades and, if not, who does its clearing? Yes[ ] No[ ] _____

11.	Is there any history of problems in settling trades? Yes[ ] No[ ] ______________

12.	How efficient is its reporting, settlement, and correction of trade errors? __________

13.	Any problems with restitution for their errors? Yes[ ] No[ ] _________________

14.	Does it participate in the appropriate electronic trading platforms? Yes[ ] No[ ]

15.	Does it provide the type of research and market information we need? Yes[ ] No[ ]

16.	Does it provide insight into issuers and issues? Yes[ ] No[ ]

17.	Does the broker provide access to issuers through shows etc? Yes[ ] No[ ]

18.	Does it provide information without expecting transactions in return? Yes[ ] No[ ]

Additional information and Comments: ___________________________________________
____________________________________________________________________________________

Disciplinary History: None [ ] Minor[ ] Serious [ ] Attach DRPs if serious Compliance _______________

Comments: ___________________________________________________________________________

____________________________________________________________________________________

Approved:___________________________ Date:_________________
Chief Investment officer

Merganser Capital Management, Inc.
Policies and Procedures

C.	Trade Settlement

Policy – Trade Settlement

Adopted:	November 16, 2006

Amended:

Purpose:

The purpose of this policy is to ensure the timely settlement of trades.

Background:

As an investment adviser, Merganser has a fiduciary responsibility in the management of its clients’ assets. The timely settlement of trades is part of that responsibility.

Policy:

1.	Every effort will be made to ensure that each trade settles on time.

2.	Merganser will, as soon as it is practicable, submit to the client’s custodian information required to settle the trade.

3.	The Manager, Investment Operations or designee will address settlement problems as quickly as possible.

4.	Persistent settlement problems will be reported to the Investment Team and the Compliance Department.

Merganser Capital Management, Inc.
Policies and Procedures

Procedures – Trade Settlement

Adopted:	November 4, 2005

Amended:	November 16, 2006

Trade Settlement Procedures

Document By: Wendy McGowan Created November 4, 2005

Merganser Capital Management, Inc.
Policies and Procedures

TRADE CREATION AND PROCESSING OVERVIEW

1.

The trader enters a prospective trade into CRD and executes it, getting it into “ready” status. At this point the trade is finalized and cannot be changed without canceling. It is the final stage before being exported to the accounting system.

2.	Once a trade is executed, the trader communicates the trade to the broker via Bloomberg message and also prints a copy of the Bloomberg ticket and gives it to the trade administrator.

3.

The Trading Administrator checks to be sure all relevant and necessary information is entered into CRD and then finalizes the trade in CRD by changing status to Sent to Accounting, which is the final step of the trade in CRD. The Trading Administrator then prints the ticket on the appropriate paper (green for sells and white for buys.) The Bloomberg ticket copy is kept as hardcopy backup with the original copy of the trade in the security files.

4.	The trader and an authorized approver both sign the trade ticket.

5.	The trade is communicated to the bank via DTC affirmation, fax, or online entry into the bank’s system.

6.

Trades that have been sent to Accounting are exported from CRD and the resulting files are imported into PAM. A Magic report (Trade Recon) is run to be sure all information imported into PAM matches what was exported from CRD.

The processes for instructing the custodian bank and importing trades into the Accounting system will be delineated in more detail in the following sections.

EXPORT/IMPORT OF TRADES INTO PAM

1.	At any point during the day trades may be exported to the accounting system. It can be done once a day or several times, depending on volume and time constraints.

2.	The export file is created using Ereportal (Operations>CRD Export>Run). The file is then imported into PAM (Operations>External Interfaces>Import Browser).

3.	Up to four files are created by Ereportal depending on whether there are new issuers or issues included: Issuer, SMFIssue, Trade, Price).

4.

First the issuer file is imported under the Securities tab, then the SMF file (if created) is imported. Next, the trades are imported under the Trades tab and the prices are imported under the Prices tab.

5.	Every time an export is run during the day, the same issuers will be present, as will all the prices, however they will only process once.

6.	Once the import process is complete, the Trade Recon program is run (Magic>Trading>Trade Recon).

7.

This report will alert the trade administrator if any of the following information is missing or does not match what was exported from CRD: Cusip, date, transaction number, quantity, net amount, sub sector and portfolio.

Merganser Capital Management, Inc.
Policies and Procedures

CUSTODIAN BANK NOTIFICATION

Depending upon the custodian bank, the trade may be affirmed on DTC, faxed, or entered into the bank’s online system. The specific requirements of trade notification for each account are listed in the Account Info-Trading Ops spreadsheet located at U/USERS/WBM/EXCEL/Account Info-Trading Ops.

DTC AFFIRMATION

The majority of trades are communicated to the bank via DTC affirmation.

1.

Using Omgeo Trade Suite, the desired group of trades are brought up and exported. The resulting file is imported into Magic and compared against our data. Those trades that match are displayed, enabling the trade administrator to locate and affirm the matching trades on DTC.

2.

Once all trades have been chosen for affirmation the file is sent to DTC, and an affirmation receipt is printed. The trade ticket control numbers for the affirmed trades are then copied onto the receipt.

3.	The first page of each affirmed trade is printed from DTC, to be used as the broker confirm. The corresponding trade ticket control numbers are written onto each confirm.

4.	In most cases trades need to be affirmed by T+1, but in a few cases trades can be affirmed up to and including settle date.

FAX NOTIFICATION

1.

Trades that cannot be affirmed can be faxed to the custodian. This notification method is used for trades that are settling same day or next day, have a factor of less than one (because the DTC confirm does not show the current face) or in the case of some small regional banks.

2.

Each account has preprinted cover sheets with the contact name and assigned speed dial. The resulting printed fax confirmation is recorded with the corresponding trade ticket control number and is filed.

3.	In this case we record the mailed broker confirmation with the trade ticket control number and log it in a program in Magic (Utilities>Confirm/Affirm).

ONLINE ENTRY

1.

Only a handful of custodian banks now offer online entry of trades. In this case the trade administrator can enter a secure website and enter details of the trades and print a receipt. This receipt is then recorded with the trade ticket control number.

2.	Trades can be entered up to and including settle date.

Merganser Capital Management, Inc.
Policies and Procedures

3.	Systems are a bit different but all involve entering all details of the trade including the broker’s DTC participant number, and the location of the delivery (Fed or DTC).

4.

Some have limitations. For example, State Street’s program currently cannot properly process amortizing securities with a factor less than one. Still, overall it’s the most efficient and reliable method of instructing banks.

FILING AND DAILY RECONCILIATION

TRADE TICKET COPIES

One copy of the trade ticket is filed in the separate client books in reverse chronological order. These copies are kept for at least a year but may be discarded after one year.

1.	One copy of the trade ticket is filed in the monthly “PAM” book in Cusip order.

2.	If the trade is affirmable, a third copy is made and kept in a folder to be affirmed if possible, or faxed if not.

3.	Originals are filed with Bloomberg ticket copy and any other backup in security file cabinet.

RECONCILIATION AND FILES OF PROOF OF INSTRUCTION

1.	Fax confirmations are recorded with the corresponding trade ticket numbers and filed by ticket number in the monthly “FAX” book.

2.

Affirmation receipts (the receipt showing the batch of DTC control numbers that were affirmed) are recorded with the corresponding trade ticket numbers and filed by ticket number in the monthly “FAX” book.

3.

Trade confirms on DTC that are affirmed are printed individually (showing all details of the trade) and are recorded with the corresponding trade ticket numbers and filed by ticket number in CONFIRM boxes.

4.	Each day the previous day’s proofs of instruction are compared with a sequential list of the day’s trades to be sure the bank has been instructed on each trade.

DAILY TRADE RECONCILIATION

1.

As mentioned briefly above, a Magic report, Trade Recon, is run after trades are imported into PAM to be sure all information carried over. The same report is run automatically overnight to highlight any discrepancies.

2.	Each day, a report showing the previous day’s trades is automatically run. This report is compared with CRD to be sure all trades appear in both places.

3.	Hard copy trade tickets, which are generated by CRD, are compared with PAM as another check to be sure all trades are present.

Merganser Capital Management, Inc.
Policies and Procedures

BROKER CONFIRM TRACKING

All broker confirms, whether received by mail or through DTC affirmation, are recorded with the relevant trade ticket number and are logged in the Magic program Confirm/Affirm. The hard copies of the confirmation are filed in order by trade ticket number.

Merganser Capital Management, Inc.
Policies and Procedures

D.	Soft Dollars

Policy – Soft Dollars

Adopted:	November 16, 2006

Amended:

Purpose:

Not applicable.

Background:

Section 28 (e) of the Securities and Exchange Act of 1934 governs the use of soft dollars. The provisions of Section 28 (e) allow investment advisers to utilize client transactions in a soft dollar arrangement to secure research and brokerage services. In 2000, Merganser established a policy prohibiting the use of soft dollars. This decision was made in order to maximize transaction cost transparency for our clients. As an independent employee owned firm, Merganser wants to assure its clients that all investment research, software, hardware or services are paid for with “hard dollars.”

Policy:

                    Merganser will not enter into any soft dollar arrangements.

Merganser Capital Management, Inc.
Policies and Procedures

E.	Client Directed Brokerage

Policy – Client Directed Brokerage

Adopted:	November 16, 2006

Amended:

Purpose:

The purpose of this policy is to define the circumstances under which Merganser will participate in directed brokerage.

Background:

Section 28 (e) of the Securities and Exchange Act of 1934 governs the use of commissions or other forms of remuneration by investment advisers. Besides “soft dollars,” a second kind of arrangement is typically called a “client directed brokerage” arrangement. In this arrangement a client of an investment adviser instructs the adviser to direct the client’s brokerage transactions to a specific broker(s). In turn the broker(s) provides services to the client. The broker(s) does not provide any products or services to the adviser in this circumstance.

Policy:

1.

Merganser will not enter into a client directed brokerage arrangement unless specifically directed to do so in writing by the client, nor will Merganser execute any client directed brokerage transactions unless instructed to do so in writing by the client.

2.

When requested to enter into a client directed brokerage arrangement, Merganser will advise clients in writing that by directing brokerage to a specific broker/dealer, Merganser may not be able to obtain the best execution on behalf of the client.

3.	Merganser will not be the beneficiary of any directed brokerage.

Merganser Capital Management, Inc.
Policies and Procedures

Procedures – Client Directed Brokerage

Adopted:	November 16, 2006

Amended:

Definitions and Limitations:

In a client directed brokerage arrangement, a client instructs an investment adviser to execute some or all of the client’s portfolio transactions with a particular broker/dealer. In return, the broker/dealer may provide services or rebates to the client, but no services or rebates are provided to the adviser.

Procedures:

1.	The instructions must be in writing, either as part of the advisory contract or a separate document. It must specify the broker and what percentage or amount of business to be directed.

2.

Merganser will advise the client that by directing brokerage, Merganser may not be able to receive the best execution on trades, and that transaction costs may be greater than usual. The client must acknowledge this disclosure in writing.

3.

For ERISA accounts, Merganser will obtain a written representation from the plan fiduciary that the directed brokerage arrangement is for the exclusive benefit of the plan participants and beneficiaries.

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Policies and Procedures

F.	Cross Trades

Policy – Cross Trades

Adopted:	November 16, 2006

Amended:	January 2, 2008

Purpose:

The purpose of this policy is to ensure fairness and appropriateness when executing a cross trade between clients’ accounts.

Background:

Section 206(3) of the Investment Advisers Act of 1940 prohibits an investment adviser from effecting a transaction for a client where the adviser acts as a broker on both sides of the transaction (an “agency cross transaction”) unless the adviser makes a written disclosure prior to completion of the transaction.

Merganser in conducting its business acts solely as an investment adviser. In rare instances, Merganser may determine that effecting a transaction between clients’ accounts involving a purchase and sale for fair market value is in the best interests of the clients.

Policy:

1.	Merganser will not receive any remuneration for effecting a cross trade.

2.	Merganser will not cross a trade where prohibited by the investment advisory agreement or when an ERISA or mutual fund account is involved.

3.	A cross trade will only be effected after consultation with the client(s) and with the expressed permission of the client(s). Any potential conflicts will be disclosed to all parties.

4.	Merganser will ensure that the transaction is done at a price that is fair to both parties. In order to do so, it may consult with market makers in the security.

5.	A cross trade will only be recommended when the trade does not violate the investment criteria of either account, and is in the best interests of both clients.

6.	Merganser will monitor transactions to ensure that there are no unrecorded cross trades.

Merganser Capital Management, Inc.
Policies and Procedures

Procedures – Cross Trades

Adopted:	November 16, 2006

Amended:	January 2, 2008

Definitions and Limitations:

A “cross trade” is an arranged trade of the same security between two discretionary accounts, executed on the same date with the same broker, or without the use of a broker. Merganser will not receive any additional compensation directly or indirectly for effecting the transaction.

Receipt of Merganser’s customary advisory fee does not constitute indirect compensation in accordance with a SEC July 1998 Interpretation of Section 206(3) of the Advisers Act. Delivery of securities between a single client’s non-ERISA accounts is not a cross trade.

Procedures:

The following will be utilized should the portfolio manager(s) determine that it is beneficial to both clients to execute a cross trade, and to review which might appear to be cross trades:

1.	Determining if the trade is permissible

	a.	The Portfolio Manager (“PM”) will confirm that neither account is an ERISA account.

	b.	The PM will confirm that neither account is a mutual fund.

	c.	The PM will confirm that neither account has a prohibition against cross trades in its advisory agreement.

	d.	The PM will confirm that the proposed trade does not violate the investment criteria of either account.

2.	Determining a fair price for the security

The PM may consult with a pricing service, contact brokers, or do a Bloomberg analysis to arrive at a fair price.

3.	Obtaining client approval

a. The PM(s) for each account will contact their respective clients to secure approval of the trade(s). The PM(s) will disclose the details of the trade, including name of the security, coupon, price, maturity, and any other material facts including any potential conflicts.

	B.	A verbal approval is acceptable as long as it is confirmed in writing (e-mail is considered written approval).

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Policies and Procedures

4.	Executing the trade

	a.	Merganser may make an arrangement with a broker to execute the trade.

	b.	If a broker is not necessary, Merganser will make an arrangement with the custodian to execute the trade.

	c.	Merganser will generate the required trade tickets, noting that it is a “cross trade.” The trade tickets will cross-reference both sides of the trade.

5.	Trade approval

a.

The Chief Investment Officer must approve all cross trades. If the Chief Investment Officer is unavailable or is a portfolio manager for one of the accounts, the Assistant Chief Investment Officer, President or a member of the Management Committee must approve the trade.

	b.	Documentation as to how the price was established will be included in the files along with the customary documentation of the trade.

6.	Compliance

The Charles River System will monitor trades and alert the CIO if an identical Security (same Cusip number) is bought and sold on the same day and the same broker is used. The CIO will review the alert with the PM to determine whether or not it is a cross trade.

If the CIO determines that it is not a cross trade, the CIO will document this on the Alert.

If the CIO determines that it is a cross trade, the PM will utilize procedures 1 through 4 to effect a cross trade.

If it is determined that there was a cross trade and that it not permissible, the trade will be reversed.

The CIO will notify the Chief Compliance Officer of the violation of the policy if it is determined that there was a cross trade.

The CCO will review the report to determine whether or not additional actions should be taken.

All documents will be retained in accordance with Merganser’s Record Keeping Policy and Procedures.

Merganser Capital Management, Inc.
Policies and Procedures

G.	Principal Transactions

Policy – Principal Transactions

Adopted:	November 16, 2006

Amended:

Purpose:

Not applicable.

Background:

Section 206 (3) of the Investment Advisers Act of 1940 prohibits investment advisers from engaging in principal transactions with a client unless the adviser discloses in writing the capacity in which it is acting and obtains the client’s consent prior to completion of the transaction. A principal transaction occurs when an adviser purchases a security from or sells a security to a client. An investment adviser must always fulfill its fiduciary responsibility to a client, and acting as a Principal might cause a potential conflict of interest between the adviser and its client.

Policy:

          Merganser will not act as a Principal in any transactions.

Merganser Capital Management, Inc.
Policies and Procedures

IV.	Operations
	A	Recordkeeping

Policy– Recordkeeping

Adopted:	October 5, 2004

Amended:	January 2, 2008

Purpose:

The purpose of this policy is to ensure the proper documentation of Merganser’s activities as an investment adviser through the creation and retention of accurate records.

Background:

Rule 204-2 of the Rules and Regulations of the Investment Advisers Act of 1940 requires investment advisers to “Make and keep true, accurate, and current books and records relating to its investment advisory business.”

Policy:

The Chief Compliance Officer or designee will be responsible for overseeing the creation, preservation, storage retention and destruction of Merganser’s records.

Merganser may retain its records in any media so long as it accurately preserves them for the required retention period in accordance with applicable laws.

Merganser will maintain procedures for:

Reasonably safeguarding records from loss, alteration or destruction. Limiting access to the records to Merganser’s properly authorized personnel.

Merganser is prepared to promptly furnish all records which the SEC, its examiners or other regulators may legally request.

Merganser will regularly make backup copies of records on its primary file server.

Merganser will dispose of all records in a manner that precludes their use by third parties.

Merganser Capital Management, Inc.
Policies and Procedures

Procedure – Recordkeeping

Adopted:	October 5, 2004

Amended:	January 2, 2008

Definitions and Limitations:

Merganser is required to keep each of the records outlined in the list below for the retention period specified in the list. Records may be destroyed after the expiration of the retention period but should not be destroyed if there is any doubt about the required retention period.

Procedures:

In accordance with various laws and regulations, the following are the retention requirements for documents:

1.	Retention Period: Five (5) years from when the client ceases to be a client. Documents must be in Merganser’s office for the first two (2) years.

	a.	Client Intake Data.

		(1)	New client checklist.

		(2)	Original investment advisory agreement(s).

		(3)	Investment guidelines.

		(4)	Authorization documents.

		(5)	Solicitation agreement and Solicitation disclosure acknowledgement (if any).

		(6)	Correspondence and other written communications to and from new client.

		(7)	Trade instructions

		(8)	Other written instructions.

		(9)	Internal notes from the portfolio manager.

		(10)	Any other documents obtained or received from the Client.

2.	Retention Period: Five (5) years from the end of the year in which the record was made or the recorded transaction occurred. Documents must be in Merganser’s office for the first two (2) years.

	a.	Ongoing Client Records.

		(1)	Correspondence, including e-mail.

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Policies and Procedures

		(2)	Amendments to initial intake documents.

		(3)	Fee invoices.

		(4)	Account statements from Merganser and custodians, together with written reconciliations (if any).

		(5)	Evidence of mailing offer to receive Part II of Form ADV and privacy notice (if applicable).

		(6)	Registration/address/objective changes.

		(7)	Client complaint records.

	b.	Portfolio Trading and Brokerage Data:

		(1)	Trade tickets and trade confirmations.

		(2)	Any documents supporting portfolio trading and brokerage.

		(3)	Any documents supporting investment decisions or recommendations.

		(4)	A list of trading errors in client or proprietary accounts. (See Policies and Procedures for Errors and Omissions)

	c.	Proxy Voting Records

		(1)	All documents supporting the voting of client proxies. (See Policies and Procedures for Proxy Voting)

3.	Retention Period: Five (5) years from the end of the year the document was last in effect, or the reported transaction occurred. Documents must be in Merganser’s office for the first two (2) years.

	a.	Written Compliance and Operating Policies and Procedures

		(1)	This compliance manual.

		(2)	Written Compliance and Operating Procedures.

		(3)	Documents evidencing annual review of continued effectiveness of written compliance procedures.

	b.	Trading for Proprietary and Personal Accounts of Merganser and employees

		(1)	List of employees required to report personal securities transactions and holdings.

		(2)	Reports and records of personal securities transactions and holdings by employees.

	c.	General Corporate and Financial Information and Documents

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		(1)	Standard forms of advisory contracts, and fee schedules.

		(2)	Merganser’s financial statements for the last two calendar years and the current year to date.

(3)

Documents supporting Merganser’s financial statements, including general and subsidiary ledgers, trial balances, cash transaction and other journals, bank account documents, loan documents, notes receivable and paid and unpaid bills issued to or by Merganser.

		(4)	Name and address of accountants and correspondence with accountants.

		(5)	Name and address of legal counsel.

		(6)	Organization chart, list of employees and schedule of affiliated entities.

		(7)	List of litigation and out of court settlements to which Merganser is or has been a party, including the nature and status of the litigation or settlement.

(8)

Regulatory filings and correspondence, including currency transaction reports filed with the U.S. Treasury Department, correspondence with and no-action letters from the SEC and other correspondence with regulatory agencies or self-regulatory organizations (e.g., the National Association of Securities Dealers, Inc.).

		(9)	Partnership Agreement and Partnership Papers.

4.

Retention Period: Five (5) years from the end of the year for which performance was included in Merganser’s marketing or client materials. For example, material that shows a 10-year performance record would require the retention of supporting records for at least 15 years. Documents must be in Merganser’s office for the first two (2) years

	a.	Advertising, Performance Computations, Consultants and Solicitors.

(1)

Promotional material and performance reports, data or graphs used in mass mailings (including any substitute for Part II of Form ADV), newspaper or magazine reprints, newsletters and other marketing materials.

		(2)	Records and work papers supporting performance data.

		(3)	Pricing information provided clients and custodians.

		(4)	A list of persons receiving cash referral fees and supporting documents.

Merganser Capital Management, Inc.
Policies and Procedures

5.

Destruction of records maintained by Merganser will be conducted in a manner rendering them unusable to any third party. This includes all hard copies as well as electronically stored records. Should other means of storing records become technically available; the same requirement to render records unusable will be required.

6.

Excluded from the retention requirements are, unsolicited marketing materials not prepared by or for Merganser and unsolicited investment research not used in making a decision whether or not to purchase or sell a security.

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Policies and Procedures

B.	Investment Adviser Contract Amendments

Policy – Investment Adviser Contract Amendments

Adopted:	October 5, 2004

Amended:	November 16, 2006

Purpose:

The purpose of this policy is to ensure that our contracts accurately reflect our agreements with our clients regarding the management of their accounts.

Background:

Amendments to investment management contracts are critical to Merganser’s business because they reflect changes in the understanding of how Merganser will manage its clients’ accounts. Failure to properly handle amendments may hurt the relationship and result in a financial loss.

Policy:

1.	Merganser will review and implement amendments as expeditiously as possible.

2.

In instances where Merganser and its client merely wish to clarify the contract, an amendment may not be necessary. Clarification may be made verbally, by letter, or by e-mail. If clarification is verbal, it must be confirmed by e-mail or a letter.

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Policies and Procedures

Procedures - Investment Adviser Contract Amendments

Adopted:	October 5, 2004

Amended:	November 16, 2006

Definitions and Limitations:

Not applicable.

Procedures:

1.	All requests for amendments will be forwarded to the Client Service Department for processing. The request may be in the form of a letter, an e-mail, or verbal.

2.

The Client Service Department will draft an amendment to the client’s Advisory Agreement. This may be either a simple letter or a more formal document. After several amendments to the contract, consideration will be given to preparing an “Amended and Restated Advisory Agreement.”

a.

Client requests for a temporary waiver to investment objectives must be in writing (email is acceptable). Temporary waivers will not require a contract amendment unless the current contract does not provide for the waivers. In that case, the contract must be amended to include a provision that a temporary waiver of investment objectives does not require amending the contract.

3.	After drafting the amendment, the Client Service Department and the Portfolio Manager will review the amendment to make sure the desired changes have been incorporated.

4.	If necessary, a draft of the amendment will be sent to the client for review.

5.

When all parties are in agreement, a final amendment will be prepared and signed by a member of the Management Committee, and two signed originals will be sent to the client for signature. The client should return one signed original to Merganser.

6.	If a signed original is not received back within two weeks, the Client Service Department will follow up with the client and the Portfolio Manager.

7.

Upon receipt of the signed original, it will be scanned onto the network, any changes to investment guidelines placed on Merganser’s internal website (DUCKS), and the original placed with the original contract in the client’s document file.

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Policies and Procedures

8.

A copy of the original will be circulated to the Portfolio Manager, the Charles River Rules Administrator for implementation, the Chief Compliance Officer or designee, the Chief Investment Officer, and the Assistant Chief Investment Officer.

Merganser Capital Management, Inc.
Policies and Procedures

C.	Business Continuity

Policy – Business Continuity

Adopted:	October 5, 2004

Amended:	Septmenber 30, 2009

November 27, 2007

Purpose:

The purpose of this policy is to enable Merganser to resume operations quickly in the event of the loss of its facilities or equipment.

Background:

The nationwide business interruption resulting from the terrorist attacks of September 11, 2001 require businesses to establish and be prepared to implement plans for the continuance of their business should a disaster befall the firm.

Policy:

Merganser will maintain plans to provide the ability to resume investment management services for its clients within two days after a business interruption under most circumstances.

Merganser Capital Management, Inc.
Policies and Procedures

D.	Security of Client Assets

Policy – Security of Client Assets

Adopted:	November 16, 2006

Amended:	January 2, 2008

Purpose:

The purpose of this policy is to ensure the security of client assets.

Background:

Rule 206(4)-2 of the Investment Advisers Act of 1940 imposes requirements on investment advisers that have access to clients’ assets under their management. These requirements include the establishment of policies and procedures designed to prevent the misappropriation of assets. The rule requires assets to be held at a qualified custodian, and investment advisers to have a reasonable belief that the custodian provides at least quarterly statements to the client. Merganser does not select the custodian for separate account clients, nor does Merganser make arrangements for the custodian to furnish the client with statements containing a list of assets and account activity.

Policy:

1.	Merganser will protect client and pooled fund assets from misappropriation by its employees.

2.	Merganser will:

	a.	Establish procedures to control access to its pooled investment funds.

	b.	Establish procedures to handle the erroneous receipt of client or former client assets.

	c.	Establish procedures to handle the erroneous receipt of non-client assets.

	d.	Establish procedures to handle the automatic deduction of advisory fees.

	e.	Limit the number of employees authorized to effect transactions in clients’ accounts and its pooled investment funds.

	f.	Not authorize employees to instruct the custodian to disburse client funds except for investment management fee payments when authorized by the client.

Merganser Capital Management, Inc.
Policies and Procedures

	g.	Not allow clients’ securities to be registered in Merganser’s name, a nominee or affiliate of Merganser or employee, nor will it allow delivery of securities to itself, an affiliate or employee.

	h.	Not allow employees to write checks on or wire funds from client accounts except from the pooled funds and only when authorized by the client or for the payment of fees.

	i.	On a monthly basis we will perform a cash reconciliation for each account to the custodian’s records. Additional client requests may result in additional reconciliations.

3.	Merganser will always act in the best interests of our clients should client assets be erroneously received by Merganser.

Merganser Capital Management, Inc.
Policies and Procedures

Procedures – Security of Client Assets

Adopted:	November 16, 2006

Amended:	January 2, 2008

Definitions and Limitations:

Merganser has determined that it is in the best interests of our clients to forward funds and securities to either our client or our client’s custodian based on the decision of our client as to where the items should be sent.

Procedures:

Receipt of Assets

1.

Upon receipt of a check payable to Merganser, the receptionist will determine if it is on the accounts receivable schedule, and if so will deposit the check. The receptionist will make a photocopy of all checks and any accompanying documents and give them to the Director of accounting. If the check is not on the list, the receptionist will forward it to the Director of Accounting for review. If it is determined that Merganser was not entitled to the funds, the receptionist will return the check and any accompanying documents to the sender as soon as possible but not more than three (3) business days after receipt.

2.

Upon receipt of client securities or funds, the receptionist will make photocopies of all documents including the securities and give them to the Director of Client Service. The Director of Client Service will contact the client to determine whether Merganser should forward the items to the client or the client’s custodian. The receptionist will forward the securities and accompanying documents to either the client or the client’s custodian depending on the client’s decision. The securities must be forwarded within five (5) business days of receipt. The Director of Client Service will forward copies of all documents to the Chief Compliance Officer or designee as soon as possible, but not more than three (3) business days after receipt.

3.

Except as noted in paragraph 4, upon receipt of a check payable to a party other than Merganser, the receptionist will make photocopies of all documents including the check and give them to the Chief Compliance Officer or designee for our records. If the check is payable to the client’s account or custodian, Merganser will forward the check to the custodian within three business days of receipt. If the check is not intended for

Merganser Capital Management, Inc.
Policies and Procedures

deposit to a client’s account, the receptionist will return the check, and accompanying documents to the sender as soon as possible. In all cases, checks will be forwarded or returned as soon as possible, but not more than three (3) business days after receipt. Copies of all documents will be sent to the party submitting them.

4.

Upon receipt of funds or securities resulting from the settlement of a class action law suit tax refund from taxing authorities and dividend payments or stock certificate Merganser will take the following actions:

	a.	A copy of the check or securities and all correspondence will be given to the Chief Compliance Officer or designee.

b.

If the check is payable to the client, owner of the account, or client’s custodian, Merganser will forward it and any accompanying documents to the custodian, and send a copy to the owner of the client’s account.

c.

If the check is payable to Merganser as the client’s investment manager, Merganser will endorse the check over to the owner of the account, and forward it and any accompanying documents to the custodian. Copies will be sent to the client.

	d.	Merganser will forward checks and securities to either the client or the appropriate custodian within five (5) business days.

5.	The Compliance Department will establish a log to record the erroneous receipt of client assets. Document is in U:\Pond\Compliance Documents\ Merganser Receipt of Client Assets Control Sheet.xls.

Direct Payment of Advisory Fees

1.

The client may direct that Merganser’s investment management fees be deducted from the account. The client will send written instructions to the custodian authorizing this. Merganser will verify that the custodian has received written authorization by requesting a copy of it from the custodian.

2.	After calculating the fee, Merganser will create an invoice and send a copy to the client and/or the custodian. Final approval of the fee calculations rests with the Director of Accounting.

3.

The portfolio accounting staff will calculate the management fees for the pooled investment funds. The Director of Accounting will verify the calculation, approve the invoice and submit it to the custodian for payment.

Merganser Capital Management, Inc.
Policies and Procedures

Authorization to Effect Transactions

1.	Only members of the Investment Team are authorized to purchase or sell securities, or effect corporate actions in a client’s individually invested accounts.

2.	Procedures to effect transactions in pooled investment accounts are as follows:

a.

The Director of Client Service or the pooled investment funds accountant normally receives the request to withdraw funds. (A fax from the client will be sufficient to initiate the procedure. In addition, Merganser will ask the client to send a copy of the request with an original signature.)

	b.	The pooled investment funds accountant will complete a withdrawal request form and forward it to the Portfolio Manager for approval.

	c.	The Portfolio Manager will review the form, sign it, and return it to the pooled investment funds accountant who will submit it to the custodian for payment.

d.

Merganser normally requires that the withdrawal letter be signed by an authorized employee of the client, and be received five (5) business days prior to month-end. The letter should contain the wire instructions.

e.

When proceeds are available, they will be wired as instructed in the withdrawal letter. For a set dollar amount if it is less than 95% of the account value, it will be wired on the first business day. For a full withdrawal or if the dollar amount is greater than 95% of the account value, a percentage (typically 95%) of the withdrawal will be wired on the first business day, and the remaining amount will be wired within 7-10 business days.

3.

With the exception of management fees and withdrawals from pooled funds discussed above, no officer or employee is authorized to disburse assets from a client’s account to Merganser or any affiliate or employee.

Reconciliation to Custodian Statements

Merganser will perform a cash basis reconciliation of custodial statements to the statements produced from Merganser’s portfolio accounting system. Reconciling items will be communicated to the custodian with a copy sent to the client.

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Policies and Procedures

Employees Authorized to Trade in Client Accounts

The Chief Investment Officer will determine who is authorized to trade on behalf of our clients.

Merganser Capital Management, Inc.
Policies and Procedures

E.	Anti-Money Laundering

Policy – Anti Money Laundering

Adopted:	January 4, 2005

Amended:	January 2, 2008

Purpose:

The management of Merganser is firmly committed to complying with all laws and regulations designed to combat money laundering and any activity that facilitates money laundering or funding of terrorist or criminal activity, including reporting transactions involving certain currency or money instruments or any suspicious activity to the appropriate governmental agencies.

Background:

Title III of the U.S.A. Patriot Act, effective, expanded the Bank Secrecy Act by imposing anti-money laundering obligations on U.S. financial institutions. Merganser is not currently required to establish an anti-money laundering program, but believes it is important to assist in detecting and preventing the use of America’s financial markets for illegal purposes.

Although money laundering is most likely to occur in retail accounts that afford their customers liquidity and easy access to their funds, there is still a slight risk, of money laundering in accounts for which Merganser serves as an investment adviser.

Policies:

1.	Merganser will endeavor to know our clients well enough to be assured that they are not involved in criminal or terrorist activities.

2.	Merganser will consult the OFAC list to determine if any new clients are on it. In addition, Merganser will occasionally recheck its client list against the OFAC list.

3.

Merganser will establish and implement policies and procedures that can be reasonably expected to detect and cause the reporting of transactions required under the Bank Secrecy Act and implementing regulations there under.

4.	Merganser will establish and implement policies and procedures and internal controls reasonably designed to achieve compliance with the Bank Secrecy Act and the implementing regulations there under.

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Policies and Procedures

5.	Merganser employees will report any suspicious activity to the Chief Compliance Officer or designee who will report the activity to the appropriate law enforcement authorities.

6.	Merganser’s directors, officers, employees, or agents will not notify any person involved in a suspicious transaction when that transaction has been reported to a government organization.

7.

When ordered to do so by FinCen, the SEC, or other law enforcement or regulatory agency, Merganser will release to that entity, client information which otherwise would not be allowed by Merganser’s Privacy Policy.

8.	The Chief Compliance Officer will serve as the AML Officer.

Merganser Capital Management, Inc.
Policies and Procedures

Procedures - Anti-Money Laundering

Adopted:	January 4, 2005

Amended:	January 2, 2008

Definitions and Limitations:

These procedures were established to assist Merganser in protecting itself, its employees and the general public from exploitation by money launderers and terrorists.

Merganser’s limited responsibility and ability to monitor suspicious activity

Based on Merganser’s clientele, and the relationship the custodian has with the client, Merganser’s ability to identify suspicious or unusual transactions is limited. Merganser relies on the client’s custodian as the primary entity for detecting and reporting suspicious transactions.

Merganser’s requirements for additions to client accounts

Merganser normally requires our clients to submit a check or wire from an accredited financial institution directly to the Custodian. Merganser will not itself have a financial interest in or signatory power over any account of an investor

Government Imposed Penalties for Non-Compliance

The Patriot Act provides for the imposition of up to $1,000,000 in criminal penalties for each violation of the Bank Secrecy Act. The Patriot Act provides for fines in an amount up to $1,000,000 for each violation of the Bank Secrecy Act.

Immunity for Reporting Suspicious Activity

The Patriot Act provides that any financial institution (or any officer, director, employee or agent of the financial institution) that makes voluntary disclosure of any possible violation of a law or regulation under the Bank Secrecy Act to a government agency shall not be liable to any person under any law or regulation of the United States, or any State or political subdivision of any State or under any contract or legally enforceable agreement for such disclosure or for the failure to provide notice of such disclosure to the person who is the subject of or identified in such disclosure. Any questions about the Policy or the Procedure should be referred to the Chief Compliance Officer or designee.

Merganser Capital Management, Inc.
Policies and Procedures

Procedures:

1.	Identification and Verification of Customers:

When entering into a relationship with a new client, Merganser will verify who they say they are by requesting appropriate documents in accordance with Merganser’s “New Client Checklist.” Merganser will also consult the OFAC list of known or suspected terrorists or terrorist organizations. This list can be found at www.ustreas.gov/ofac

2.	Reporting

Based on Merganser’s clientele and their relationship with the custodian, many of the anti-money laundering procedures required of financial firms do not apply to Merganser.

a.

Merganser will file with FinCen a report of any suspicious transaction (or patterns or suspicious transactions) involving a possible violation of a law or regulation including a suspicious transaction related to a money laundering violation or a violation of the Bank Secrecy Act.

	b.	A transaction is reportable if:

		(1)	it is a transaction Merganser knows or suspects or has reason to suspect because it:

			(a)	involves funds derived from illegal activity or intended or conducted in order to hide or disguise funds or assets derived from illegal activity, or

			(b)	is designed, through structuring or otherwise, to evade the requirements of the Bank Secrecy Act; or

			(c)	appears to serve no business or apparent lawful purpose and for which Merganser knows no reasonable explanation after examining the relevant facts, or

			(d)	involves the use of Merganser to facilitate criminal activity

c.

Filings are required to be made on Form SARSF in paper or electronically with FinCen within 30 days of Merganser becoming aware of the suspicious transaction. An additional 30 days is allowed if Merganser is unable to identify the suspect. Merganser must also immediately notify by telephone an appropriate law enforcement authority when the situation requires immediate attention, including FinCen’s Hotline (866-556-3974).

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Policies and Procedures

d.

Merganser, and any director, officer, employee, or agent of Merganser, is prohibited under the Bank Secrecy Act from notifying any person involved in a transaction that is reported as a suspicious transaction (whether voluntary or pursuant to the Act) to a government agency that such a report has been made. Merganser is required to decline any subpoena or request for production of a Form SAR-SF or any information that would disclose that a Form SAR-SF has been prepared or filed, unless requested by FinCen, the SEC, or other law enforcement or regulatory agency. FinCen must be notified of any such requests for information, for monitoring transactions under this Policy and Procedures. Merganser is not prohibited, however, from including such information in any Form U-5 or written termination notice or employment reference provided in accordance with SEC or NASDR Regulations

3.	Administration of Policies and Procedures

a.

The responsibility for administering these Policies and Procedures, for monitoring transactions under these Policies and Procedures, and for establishing training programs for employees is with Chief Compliance Officer or designee

	b.	Merganser will review its AML policy and procedures as needed.

	c.	Merganser will conduct training sessions on an as need basis.

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Policies and Procedures

ANTI-MONEY LAUNDERING COMPLIANCE POLICIES AND PROCEDURES

ACKNOWLEDGMENT

I have read and understand the Anti-Money Laundering Compliance Policies and Procedures as adopted and amended by Merganser Capital Management, Inc. and will comply with it in all respects.

Name (Signed)

Name (Printed)

Date

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Policies and Procedures

F.	Pricing Securities

Policy – Pricing Securities

Adopted:	November 16, 2006

Amended:

Purpose:

The purpose of this policy is to ensure that the prices of securities held in our clients’ accounts resulting from Merganser’s pricing process accurately reflect their fair market value.

Background:

Due to the lack of a centralized marketplace and low volume of trading, the pricing of fixed income securities is usually based on a knowledgeable estimate as opposed to a closing market price. The major factors determining price include: type of bond, credit quality, duration, the Treasury and Swap markets, the spread to Treasuries and/or Swap of a given sector and current market conditions.

Policy:

1.	Whenever possible, Merganser will utilize an independent source(s) to price securities held in client accounts.

2.	Merganser will verify that the prices it obtains from an independent source(s) reflect fair market value.

3.

If the investment team determines that any independent source’s price does not reflect the fair market value of the security, the investment team will establish the price. When necessary, independent brokers may be contacted to assist in establishing a representative price.

4.	Monthly, the Chief Compliance Officer or designee will review all prices that did not come from our pricing service.

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Policies and Procedures

G.	Errors and Omissions

Policy – Errors and Omissions

Adopted:	November 16, 2006

Amended:	January 2, 2008

Purpose:

The purpose of this policy is to ensure the fair treatment of clients who incur a financial loss due to an error on Merganser’s part, and to provide the Compliance Department with information which will be helpful in determining how to prevent future occurrences.

Background:

Not applicable.

Policy:

1.	When an error is discovered, Merganser will take prompt action to correct it.

2.	In instances when the client has incurred a material financial loss, the client will be promptly notified.

3.	When the client has suffered a material loss, and Merganser was at fault, restitution will be made to the client.

4.	When a material financial loss has occurred, a report will be made to the Chief Compliance Officer and to the President.

Merganser Capital Management, Inc.
Policies and Procedures

Procedures – Errors and Omissions

Adopted:	November 16, 2006

Amended:	January 2, 2008

Definitions and Limitations:

“Errors and omissions” are defined as mistakes in policies or procedures that cause a material financial loss to a client.

Material for the purposes of these policies and procedures is $100.00.

Procedures:

1.	When an error is discovered, it will be immediately brought to the attention of the appropriate Management Committee member, or in his/her absence, to the President.

2.

If a material financial loss has occurred, all pertinent information will be compiled and a Merganser Errors and Omissions Report will be completed. The report will include any recommendations for restitution and will be reviewed and signed by the appropriate Management Committee member, the Chief Compliance Officer, and the President. The Chief Compliance Officer will present this report to the Management Committee for its review.

3.	If appropriate, Merganser will consult with its insurance broker regarding coverage under its errors and omissions insurance policy.

4.	When a material financial loss has occurred, Merganser will promptly advise the client, and/or the client’s consultant of the loss and agreed upon restitution plan.

5.	Upon client approval, all documents will be sent to the Director of Accounting for implementation of the restitution plan.

6.	If restitution is made by check, the Director of Client Service or designee will write a letter and enclose the check.

7.	Copies of the following documents relating to the error or omission will be maintained by the Compliance Department in the error file

a.	Errors & Omissions Report

(DUCKS/DOCUMENTATION/OPERATIONS/)

Merganser Capital Management, Inc.
Policies and Procedures

b.	Copies of trade confirmations.

c.	Copies of all correspondence including e-mails.

d.	Evidence of reimbursement (if applicable).

8.

The Chief Compliance Officer or designee will record the error on the “Merganser Error Report Control Sheet.xls,” Document is in U:\POND\Compliance Documents\Compliance Testing Control Sheets\Error Report Control Sheet.xls.

9.	The Chief Compliance Officer or designee will review the documentation to determine whether any further action should be taken beyond restitution

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Policies and Procedures

Exhibit A

Errors and Omissions Report

Client:

Date:	January 4, 2010

Explanation of Error:

Recommended Action:

Restitution Amount:	$

Prepared by:

Management Committee Member:	Date:

Chief Compliance Officer:	Date:

President (if over $5,000):	Date:

Reviewed by Management Committee:	Date:

Restitution Method:	☐ Check	☐ Wire	☐ Fee Reduction

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Policies and Procedures

H.	Securities Litigation

Policy – Securities Litigation

Adopted:	January 2, 2008

Amended:

Purpose:

The purpose of this policy is to ensure that Merganser’s clients are able to participate in litigation which may recoup any losses resulting from class action law suites.

Background:

Class action litigation on behalf of investors is increasing as more and more fraudulent and unethical activity in the securities industry is revealed.

Policies:

1.	Merganser will endeavor to recoup any payout to which current clients are entitled.

2.	Merganser will assist former clients in recouping any payout to which the former client is entitled.

Merganser Capital Management, Inc.
Policies and Procedures

Procedures – Securities Litigation

Adopted:	January 2, 2008

Amended:	January 22, 2009

Definitions and Limitations:

The Chief Compliance Officer will be primarily responsible for overseeing the filing of claims on behalf of our clients.

Procedures:

1.

Upon receipt of a Notice of Hearing, or a Proof of Claim of a class action suit against a company, Compliance will determine whether or not any current or past client(s) is involved. PAM will be used to determine if a client ever held the security during the time period under litigation.

2.	Compliance will record the litigation and any subsequent activity on the Litigation Control Sheet. This document may be found at U\POND\Compliance Documents\Securities Litigation Folder.xls.

3.	If a former client(s) is a party to the claim, Compliance will forward the documentation to an appropriate party at the former client.

4.	If it is determined that the client owned the security during the period in question, Compliance will complete the claim form, and forward it and other required documents to the appropriate party.

5.	If it is determined that the security was never held by Merganser on behalf of a client, the action will still be logged by the compliance department.

6.	If it is determined that the client owned the security during the period in question, Client Services will be notified to determine whether or not the client is to be notified.

7.	A copy of all documentation will be maintained in accordance with Merganser’s recordkeeping policy.

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Policies and Procedures

V.	Client Contact

	A.	Communication with Clients

Policy and Procedure – Communication with Clients

Adopted:	October 5, 2004

Amended:	November 16, 2006

Portfolio Reports to Clients

Unless otherwise agreed, Merganser will send each separate account client on a monthly basis an investment report showing the asset positions at the end of the period, transactions during the period, and the investment performance for the period. Clients may also request different reports than normally provided, and Merganser will attempt to meet client-reporting needs where practical.

Clients should make arrangements for their custodian to also provide them with a list of transactions and assets priced at the end of the period. Merganser does not choose the custodian for its clients.

Pooled Fund clients receive a monthly report showing their fund transactions and holdings, the characteristics of the underlying portfolio and the fund performance. An audited financial statement is sent to them annually.

Disclosure of Financial and Disciplinary Information to Clients

Merganser is required to advise clients of any financial or disciplinary action which must be reported to regulatory authorities. It will be communicated to existing clients promptly and to potential clients at least 48 hours prior to signing an investment advisory agreement with Merganser. The following is a list of information required to be disclosed:

Any financial condition that will impair Merganser’s commitments to meet obligations to clients

Events, legal or disciplinary, within the last ten years involving Merganser itself, any Merganser directors, officers, principals, or key employees,

An event involving Merganser or its employees where the result was not found in favor of Merganser and its employees. The following events include:

a.	Criminal or civil legal action where Merganser or its employees:

	(1)	Was convicted, accused of, pleaded “No Lo:” to or guilty of, an investment business-related misdemeanor or felony, or to

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extortion, bribery, false statements, misleading omissions, forgery, counterfeiting, and wrongful taking of property.

	(2)	Merganser or its employees has been restricted or enjoined temporarily or permanently by a court, from involvement in investment-related activities.

	(3)	Merganser or its employees was found in violation of investment-related statutes and or regulations.

b.	Administrative proceedings where the SEC, or any state or other federal regulatory agency, has found that Merganser or its employees have:

	(1)	Violated a regulation or statute that was investment-related.

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B.	Proxy Voting

Policy – Proxy Voting

Adopted:	October 5, 2004

Amended:	November 16, 2006

Purpose:

The purpose of this policy is to ensure that proxies are voted in accordance with our clients’ best interests or instructions.

Background:

Rule 275.206(4)-6 of the Investment Advisers Act of 1940 governs proxy voting by investment advisers. It requires advisers to implement written policies and procedures governing how they will vote proxies. It also requires them to disclose to clients, when requested, how they voted certain proxies and to furnish clients with a copy of the advisers’ policies and procedures on proxy voting.

Policy:

1.

Merganser will notify the client giving them the opportunity to vote or instruct us how to vote their proxy. When a client specifically instructs Merganser not to contact them about proxies, Merganser will vote the proxy in a manner which in its best judgment reflects the client’s best economic interest and fosters good corporate governance. In other routine matters, Merganser will vote in accordance with management recommendations.

2.	If requested, Merganser will offer our clients advice on proxy questions.

3.	Merganser will facilitate the proxy voting so as to minimize the administrative burden on our clients.

4.	If our contract assigns responsibility for proxy voting to the client or the client otherwise indicates a desire to vote proxies, Merganser will forward all materials to them for voting.

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Procedures – Proxy Voting

Adopted:	October 5, 2004

Amended:	November 16, 2006

January 22, 2009

Definitions and Limitations:

Not applicable.

Procedures:

1.	Receipt of proxies

Upon receipt of proxy material, Merganser will date stamp the ballot and forward all material to the Compliance Department (“Compliance”). Compliance will log the receipt on the Proxy Voting Control sheet. Document is in U:\POND\Compliance Documents\Compliance Testing Control Sheets\Proxy Voting Control Sheet.xls.

2.	Review of proxy material

	a.	For all Money Market Mutual Fund proxies, Compliance will vote to approve all auditor, director and legal counsel requests.

b.

For all non Money Market Mutual Fund proxies, Compliance will review the material. Compliance will then forward a copy of the ballot and other material to the Portfolio Manager (“PM”) for review and recommendation(s). Compliance will offer the PM recommendations where appropriate.

c.

	d.	PM will review the proxy material and make recommendation(s) for the client’s consideration. The proxy material will be returned to Compliance with the PM’s recommendations.

3.	Advising clients of our recommendations

a.

Unless Merganser has been directed by the client to vote all proxies without consulting them, the Director of Client Service (“DCS”) will contact the client with our recommendations on voting the proxy and offer the opportunity to instruct us otherwise.

	b.	DCS will contact the client by telephone, letter or e-mail to review the proxy material and determine how the client wants to vote. If

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requested, the DCS, with assistance of the PM, may offer advice to the client. A letter with copies of proxy documents will be sent to the client upon request.

4.	Voting proxies

	a.	The proxy material will be returned to Compliance for voting. The vote will be made via Internet whenever possible.

5.	Recordkeeping

	a.	A record of the vote, PM recommendations and any client correspondence will be filed in the client legal folder.

	b.	Compliance will update the Proxy Voting Control sheet.

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C.	Advertising and Marketing

Policy – Advertising and Marketing

Adopted:	November 16, 2006

Amended:

Purpose:

The purpose of this policy is to ensure Merganser’s advertising, marketing material and other communications are truthful and in compliance with applicable laws and regulations. For the purpose of this policy, the term advertising will be used to describe marketing as well.

Background:

Advertising and marketing are primarily regulated by Rule 206(4)-1 of the Investment Advisers Act of 1940. The rule prohibits fraudulent, deceptive or manipulative activities by investment advisers.

Policy:

1.	Merganser will avoid fraudulent or deceptive advertising.

2.	Merganser may include, among other things, the following in its advertising:

	a.	Performance information.

	b.	A partial client list.

	c.	A description of Merganser’s investment goals and objectives.

	d.	Merganser’s investment strategy, philosophy or beliefs.

	e.	Third party articles about Merganser.

3.	Merganser will not include in its advertising and marketing the following:

	a.	Testimonials.

	b.	Any suggestion that a product or service is free.

	c.	Any statement that can be construed as a promise or projection of Future performance results.

	d.	The use of misleading terminology in describing investment performance.

	e.	Recommendations to buy or sell specific securities.

4.	Merganser will follow the CFA Institute’s GIPS Standards in the calculation and presentation of its investment performance. Annually, Merganser will

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Policies and Procedures

have these calculations verified by an independent third party. Upon discovery, any errors in the performance calculations will be corrected, and recipients of erroneous material will be advised of any material corrections.

5.	Merganser will keep a copy of the advertising and supporting records in accordance with Merganser’s recordkeeping policy.

6.	All media inquiries will be directed to the head of Marketing/Client Service.

7.	All media appearances, interviews or speeches involving Merganser will be pre-approved by the head of Marketing/Client Service or the President.

8.	The Chief Compliance Officer and the head of Marketing/Client Service will review and approve all advertising prior to its use.

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Procedures – Advertising and Marketing

Adopted:	November 16, 2006

Amended:

Definitions and Limitations:

Rule 206(4)-1 of the Investment Advisers Act of 1940 defines advertising as “any notice, circular, letter or other written communication addressed to more than one person, or any notice or other announcement in any publication or by radio or television, which offers (1) any analysis, report, or publication concerning securities, or which is to be used in making any determination as to when to buy or sell any security, or which security to buy or sell, or (2) any graph, chart, formula, or other device to be used in making any determination as to when to buy or sell any security, or which security to buy or sell, or (3) any other investment advisory service with regard to securities.”

Examples of Advertising That May be Used by Merganser:

1.	Form letters, mass mailings and mass e-mail messages sent to prospective clients.

2.	Paid advertising in periodicals and other publications.

3.	Marketing brochures, performance presentations used for more than one prospective client, and reprints of third party articles about Merganser.

4.	Internet web sites.

5.	Audiotapes, videotapes and CD-ROMS of marketing presentations.

6.	Press releases, media interviews, public speeches, and replies to media inquiries when representing Merganser.

Items That Are Not Advertising:

1.	Telephone, in-person or other oral conversations.

2.	Regular account reports or one-of-a kind letters/reports to clients.

3.	Customized responses to client or consultant questionnaires and requests for information.

4.	One-on-one presentations to consultants, prospects or clients.

5.	Responses to unsolicited requests for information by clients, prospective clients, and consultants.

Note: Even though these are not considered advertising, they are still subject to anti-fraud rules.

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Procedures:

1.	General procedures and requirements:

	a.	All written disclosures will be of sufficient size to be easily read.

	b.	For all advertising containing performance results, the following disclaimer will be added: “Past performance is no guarantee of future results.”

	c.	The Chief Compliance Officer or designee will maintain a record of all advertising.

d.

Upon approval of an advertisement, the Compliance Department will initial it, date it, and place it in the advertising file. The file will be maintained in accordance with Merganser’s records retention schedule.

2.	Procedures when using only gross-of-fee performance data:

When presenting investment performance, Merganser will include the following in its disclosures:

a.

Performance figures do not reflect the deduction of investment advisory fees. The client’s return will be reduced by the advisory fees and other expenses it may incur in the management of its investment advisory account. Fees for Merganser’s strategies are available upon request and also may be found in Part II of its Form ADV. Actual fees may vary depending on, among other things, portfolio size and specific services performed for the client.

b.

The following example illustrates the effect of Merganser’s fees on the value of a client portfolio. Assume a $100 million portfolio earning an annual rate of return of 5% with an investment advisory fee of 0.30% per annum. Total portfolio value at the end of three years net of fees would be $115,415,212 versus a total portfolio value gross of fees of $115,762,500. Actual fees may vary depending on, among other things, the applicable fee schedule and portfolio size.

	c.	Total returns reflect unrealized capital gains and losses and the reinvestment of interest, dividends, and realized gains.

	d.	Past performance is no guarantee of future results.

3.

Procedures when presenting performance on Merganser’s composites: Merganser will use performance from composites constructed by following Merganser’s GIPS Performance Guidelines. See the attached Exhibit A as an example of Merganser’s GIPS Performance Guidelines, Composite example of Merganser’s GIPS Performance Guidelines, Composite Definitions, and Inclusion/Exclusion Criteria, which were in effect as of January 4, 2006.

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4.	Procedures when disclosing a partial client list:

Merganser will not use performance-based criteria when selecting the clients to be included in a partial client list.

5.	Procedures when discussing investment decisions:

Merganser will not list specific investment decisions regarding individual securities in its advertising. Merganser may discuss the criteria for making decisions regarding sectors or issuers.

6.	Procedures when using third party articles about Merganser:

If Merganser chooses to reprint third party articles, the Chief Compliance Officer, the head of Marketing/Client Service and the Chief Investment Officer will review them to ensure that they are accurate and not misleading. Should there be any inaccurate or misleading material, Merganser will correct the material or add a disclosure prior to distribution.

7.	Procedures for the review of advertising:

e.

Before any advertising, including reuse of previously approved advertising, is made public, the Chief Compliance Officer and the head of Marketing/Client Service will review and approve it. When the advertisement is approved, a final copy will be given to the Compliance Department for its records. The following should be considered when reviewing advertising:

(1) Does the advertising contain any false or misleading statements or any omissions that make it misleading?

(2) Are any further disclosures required?

	f.	In addition, the following procedures will be used for Merganser’s web site:

(1)

The Marketing/Client Service Department will be responsible for posting material to Merganser’s web site. The Marketing/Client Service Department will take a snapshot of pages it has updated on the web site, indicating the date updated, and give it to the Compliance Department.

(2) The Compliance Department will maintain the snapshot in accordance with Merganser’s records retention procedures.

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(3)	The Compliance Department will ensure that posted material remains fresh and accurate by occasionally reviewing the web site.

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Policies and Procedures

D.	Solicitation and Referral Arrangements

Policy – Solicitation and Referral Arrangements

Adopted:	November 16, 2006

Amended:

Purpose:

The purpose of this policy is to establish guidelines for Merganser’s use of third party solicitors and to ensure that the relationship complies with applicable securities regulations.

Background:

Sec. 275.206(4)-3 of the Investment Advisers Act of 1940 governs the use of solicitors and the payment of referral fees to solicitors. Among the requirements is the need to monitor the solicitor and ensure that the solicitor complies with various registration requirements.

Policy:

1.

Merganser may establish affiliations with solicitors to assist in the development of additional investment management relationships. The Management Committee will determine whether or not to establish the affiliation.

2.

When establishing an affiliation with a solicitor, the Compliance Department will determine if the solicitor is registered with the appropriate regulatory agencies. The Compliance Department will also conduct background checks on the solicitor, its principals and employees acting as solicitors.

3.	The solicitor will disclose the affiliation between itself and Merganser to all prospects for Merganser’s investment services.

4.	Merganser will make a good faith effort to determine that the solicitor has complied with the Solicitation Agreement.

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Procedures - Solicitation and Referral Arrangements

Adopted:	November 16, 2006

Amended:

Definitions and Limitations:

By definition, a solicitor is any person or entity other than a Merganser employee who is compensated for introducing or referring a client to Merganser or using personal contacts with prospective clients to market Merganser’s services. A fee received for these services is a solicitation fee even if the compensation is described as a consulting fee, finders’ fee, or other type of fee.

Procedures:

Deciding Who Is or Can Be a Solicitor

The Management Committee will determine whether or not to establish a business affiliation with a solicitor.

Due Diligence

Prior to entering into any agreement, Merganser will request that the solicitor furnish the names of its principals and all employees acting as solicitors. The Chief Compliance Officer or designee will conduct a background check on the solicitor, its principals and all employees acting as solicitors. Copies of these reports will be maintained in the solicitor’s file. Information about solicitors can be obtained from:

1.	For Broker-Dealers & Registered Representatives:

	a.	The web site of NASD Regulation, Inc. (“NASDR”) at http://www.nasdr.com/2000.asp, or by calling the NASD at 1-800-289-9999.

	b.	The state regulators where the prospective solicitor is registered.

2.	For Investment Advisers, Financial Planners & their Representatives:

	a.	The investment adviser’s Form ADV Part I available from the SEC at:

http://adviserinfo.sec.gov/IAPD/Content/IapdMain/iapd_Site Map.asp.

	b.	The state regulators where the prospective solicitor is registered.

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	c.	A copy of the current Form ADV Part II and Schedule F.

Note:

When requesting information from regulators, Merganser will ask for any “legacy” information. (Legacy information is information usually more than two (2) years old, and in most instances is not posted on public NASD sites. It is usually not divulged unless specifically asked for.)

Marketing/Client Service Department Responsibilities

If the Management Committee approves the establishment of an affiliation with a solicitor, the Marketing/Client Service Department will:

1.	Obtain an executed copy of a solicitation agreement such as the example in the attached Exhibit A.

2.	Before the investment advisory contract with a client is signed by Merganser, obtain a signed copy of a Disclosure Statement such as the example in the attached Exhibit B.

3.	Give the originals of all solicitation documents to the Chief Compliance Officer or designee for review and filing in the client’s legal file.

Supervision of the Solicitor’s Compliance

The Compliance Department will annually request that solicitors certify they are in compliance with their agreement with Merganser and applicable securities laws and regulations.

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Exhibit A

Solicitation Agreement

Agreement dated as of _______________, 20___ by and between Merganser Capital Management, Inc. (the “Adviser”) and _________________________________ (the “Solicitor”), pursuant to which the Solicitor will provide certain services to the Adviser under the terms and conditions set forth below.

1.	Services. The Adviser hereby engages the Solicitor to introduce clients to the Adviser and to perform continuing services in maintaining such clients’ relationship with the Adviser (the “Services”).

2.

Term and Termination. This Agreement will continue in effect until it is terminated by either party upon 30 days’ prior written notice mailed or delivered to the other party at its address set forth below.

3.

Payments. The Adviser will pay to the Solicitor a solicitation fee in an amount equal to ____% of the advisory fees actually received from clients introduced by the Solicitor. Fees will be calculated according to the fee schedule agreed to by the Adviser and each client. These payments will be made within 30 days after the end of each calendar quarter and will continue as to each introduced client for a period of ____ years after the date of opening the client’s initial account with the Adviser. However, no payment will be made as to a particular client until that client has signed a written disclosure statement in the form attached hereto as Exhibit 1.

4.	Confidentiality.

(a) The Solicitor acknowledges that it may, in the course of performing its responsibilities under this Agreement, be exposed to or acquire information that is proprietary or confidential to the Adviser, its clients or any third party to whom the Adviser has an obligation of confidentiality. Any and all I information in any form obtained by the Solicitor in the performance of this Agreement, including, but not limited to, records of the Adviser, will be deemed to be confidential and proprietary information.

(b) Absent the consent of the Adviser, the Solicitor agrees to hold this information in strict confidence and not to copy, reproduce, sell, assign, license, market, transfer or otherwise dispose of, give or disclose such information to third parties or use this information for any purposes whatsoever other than the provision of Services to the Adviser as specified in Section 1 hereof. The Solicitor further agrees to advise each of its employees who may be exposed to this proprietary

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and confidential information of their obligations to keep this information confidential.

(c) The parties agree and understand that, in the event of a breach of this Section 4, damages may not be an adequate remedy, and the Adviser will be entitled to injunctive relief to restrain any such breach, threatened or actual.

5.	Warranties.

The Solicitor will assume sole responsibility for its compliance with applicable federal and state laws and regulations, and will rely exclusively upon its own determination, or that of its legal advisers, that the performance of Services and the receipt of fees hereunder comply with these laws and regulations. The Solicitor warrants that

(a)

It has all rights, authorizations or licenses to provide the Services to the Adviser and that it is in compliance with, and will continue to be in compliance with, the securities and investment advisers laws of the United States and any individual state thereof, including, but not limited to, Rule 206(4)-3 under the Investment Advisers Act of 1940, as amended (the “Act”), during the term of this Agreement and

	(b)	is not a person

		(1)	Who is subject to an order, judgment or decree of the Securities and Exchange Commission (“SEC”), any state securities regulator or any court;

		(2)	Who has been convicted within the previous ten years of any felony or misdemeanor; or

		(3)	Who has been found by the SEC or any state securities regulator to have engaged, or has been convicted of engaging, in misconduct.

The Solicitor undertakes to perform its duties under this Agreement in a manner consistent with the provisions of the Act and other U.S. and state securities and investment advisers’ laws and the rules hereunder. The Solicitor further undertakes to provide to each client, at the time of any solicitation activities under this Agreement and in accordance with the Act, (i) a current copy of (A) Part II of the Adviser’s Form ADV, (B) the Adviser’s proxy voting disclosure and (C) the Adviser’s privacy notice and (ii) a separate written disclosure document in the form attached to this Agreement as Exhibit 1.

6.

Independent Contractor. The Solicitor, in its performance of this Agreement, is acting as an independent contractor and is not an agent of the Adviser. This Agreement is not exclusive. The Solicitor may act in a similar capacity for others, and the Adviser may engage others to perform similar services. Solicitor agrees to furnish the Adviser with a list of employees who will be soliciting on behalf of the Adviser, and to update the list should any changes occur.

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7.

Complete Contract. This Agreement and the attached Exhibits, if any, supersede all prior agreements and understandings between the parties for performance of the Services, and constitute the complete agreement and understanding between the parties unless modified in a written instrument signed by both parties.

8.

Massachusetts Law; Severability. This Agreement will be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of law. If any provision of this Agreement is held or made invalid by a decision in a judicial or administrative proceeding, statute, rule or otherwise, the enforceability of the remainder of this Agreement will not be impaired thereby.

9.

No Promotion. The Solicitor agrees to submit all advertising and other written material relating to the Adviser to the Adviser for its review and approval before the first use of this material. The Solicitor agrees that it will not, without the written consent of the Adviser in each instance …

(a) Use in advertising, publicity or otherwise the name of the Adviser, or any affiliate of the Adviser, or any director, officer or employee of the Adviser, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the Adviser or its affiliates, or

(b) Represent, directly or indirectly, that any product or any service provided by the Solicitor or the Adviser has been approved or endorsed by the Adviser.

10.	Surviving Sections. The following sections will survive the termination of this Agreement: Sections 4, 6, 7, 8, and 9.

11.

Notices. Any notice or communication required to be given by either party hereunder will be in writing and will be hand delivered or sent by certified or registered mail, return receipt requested or by confirmed facsimile transmission to the party receiving such communication at the address specified below: If to the Solicitor:

Attention:

If to the Adviser:

Merganser Capital Management, Inc.
99 High Street
Boston, MA 02110
Attention:

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or such other address as either party may in the future specify to the other party.

12.

Assignment; Amendment. The Agreement is not assignable in whole or in part by either party without the prior written consent of the other party, and any attempt to make such assignment will be void. This Agreement may be amended only by a written instrument executed by both parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MERGANSER CAPITAL MANAGEMENT, INC..

By:

NAME OF SOLICITOR

By:

Name and Title

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(Disclosure Statement)

Referral Arrangement
Merganser Capital Management, Inc. and
(Name of Solicitor)

Merganser Capital Management, Inc. (“Adviser”), is a registered investment adviser described in the attached (“Brochure”), has engaged (Name of Solicitor), to introduce advisory business to the Adviser. For each advisory client (“Client”) referred to the Adviser by (Name of Solicitor), Merganser has agreed to pay (Name of Solicitor) a referral fee equal to % (       percent) of the advisory fee paid by the Client to Merganser for so long as Merganser renders advisory services to the Client.

The management fees that Merganser charges to such accounts do not reflect any differential over rates Merganser charges to accounts that are not introduced by (Name of Solicitor), attributable to payments made or to be made to (Name of Solicitor). Except for the arrangement described above, (Name of Solicitor) has no affiliation or connection with Merganser.

I have received and read the foregoing Disclosure Statement, and also the attached Form ADV Part II (Brochure) describing the Adviser.

Client name:

By:

Date:

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               E. Client Requests for Compliance Reports and Certifications

          Policy – Client Request for Compliance Reports and Certifications

Adopted:	November 16, 2006

Amended:

Purpose:

The purpose of this policy is to ensure that Merganser responds in a timely manner to requests from clients for compliance reports and certifications.

Background:

Because of Sarbanes-Oxley and Sec. 275.206(4)-7 of the Rules and Regulations of the Investment Advisers Act of 1940, clients frequently request various compliance certifications and reports.

Policy:

Merganser will promptly and accurately respond to client requests to verify financial information and our compliance with various rules and regulations.

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          F. Financial Transactions (LM-10) with Unions

               Policy – Financial Transactions (LM10) with Unions

Adopted:	January 2, 2008

Amended:

Purpose:

The purpose of this policy is to ensure that Merganser does not violate the Labor-Management Reporting and Disclosure Act of 1959 as amended.

Background:

The Labor-Management Reporting and Disclosure Act of 1959 as amended (LMRDA) requires reporting to the U.S. Department of Labor specific financial transactions or arrangements made between an employer, such as Merganser, and a labor representative or labor organization.

Policy:

1.	Employees must report all financial transactions and arrangements that might require the filing of Form LM-10 to the Chief Compliance Officer or designee.

2.

When conducting business with clients or potential clients who are under the jurisdiction of the Department of Labor, Merganser’s employees may directly or indirectly make a nominal gift to and purchase meals for a labor representative or labor organization.

3.	Merganser employees will not make or agree to make, directly or indirectly, any payment or loan of money to any labor representative or labor organization.

4.

Merganser employees will not make any direct or indirect expenditure where the objective is to influence, or coerce labor representatives or labor organizations in their decision-making or conduct involving union activities.

5.

Merganser employees will not make any direct or indirect expenditure where the objective is to obtain information concerning the activities of labor representatives or labor organization in connection with a labor dispute.

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Procedures – Financial Transactions (LM10) with Unions

Adopted:	January 2, 2008

Amended:

Definitions and Limitations:

A “labor representative” is any officer, agent, shop steward, or employee of a labor organization, or any labor relations consultant.
The amount of a nominal gift is defined in The Labor-Management Reporting and Disclosure Act of 1959 as amended (LMRDA), subject to multiple exceptions, 29 U.S.C. § 433(a). Definitions and requirements for filing Form LM-10 are contained in the Department of Labor’s web site: http://www.dol.gov/esa/regs/compliance/olms/GPEA_Forms/lm%20-%2010p.pdf

Procedures:

1.	Employees must file a report with Compliance if any reportable financial transactions occurred between themselves and a labor representative or labor organization See attached Schedule A.

2.

The Chief Compliance Officer or designee will examine Merganser’s expense records, including travel expense reports, corporate credit card statements, and check request vouchers, to determine if any reportable financial transactions occurred between Merganser and a labor representative or labor organization.

3.	The Chief Compliance Officer or designee will examine all reports from Merganser employees concerning possible expenditures for the benefit of labor representatives and labor organizations.

4.	The Chief Compliance Officer or designee will file the required annual forms if, after a review of the reports, it is determined that a reportable transaction occurred.

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Schedule A

DATE OF	CLIENT	REPORTABLE TRANSACTION	EXPENSE

/ /			$ .

/ /			$ .

/ /			$ .

/ /			$ .

/ /			$ .

/ /			$ .

Employee:		Dated:

Signature

		Compliance Reviewed:	Date:

Print Name

Please attach a summary of the meeting and rational for the reportable expense.

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VI. Security

     A. Privacy

Policy – Privacy

Adopted:	October 5, 2004

Amended:	November 16, 2006

Purpose:

The purpose of this policy is to protect non-public information on our clients, employees, and Merganser from unauthorized use.

Background:

The SEC adopted Regulation S-P on July 1, 2001 to meet the requirements under the Gramm-Leach-Bliley Act. Under Gramm-Leach-Bliley, a financial institution must not disclose non-public personal information about a client to non-affiliated third parties unless the institution provides a privacy policy to the client and the client has not prohibited release of the information. Although Regulation S-P only applies to retail clients, Merganser has chosen to apply the provisions of this policy to our institutional clients and to our employees.

Policy:

1.	Merganser will not allow:

	a.	Unauthorized access to our systems, information and facilities.

	b.	Unauthorized release of information about our clients, employees and Merganser.

	c.	The disclosure of client names when prohibited by the client.

2.	This policy applies to the non-public information of all past and present clients and employees.

3.	Merganser will not share any information with third party non-affiliates, unless required by law or needed to properly conduct a client’s business.

4.	When requested by a client, Merganser will provide the client with a copy of the Privacy Policy and Procedures.

5.	Employees are bound by this policy at all times. This obligation does not cease upon termination of employment.

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Procedures – Privacy

Adopted:	October 5, 2004

Amended:	January 4, 2010

January 22, 2009

November 16, 2006

Definitions and Limitations:

Privacy is the protection from unauthorized access to, misappropriation, manipulation, and release of non-public information about our clients, our employees, and Merganser. Non-public information includes but is not limited to:

1.	Information on the client such as tax identification numbers, addresses, telephone numbers, financial information and names of individuals associated with the client.

2.	Information regarding the account such as trade tickets, confirmations, custodian statements, and monthly reports, whether generated internally or received from third parties.

Authorized personnel include both anyone who has signed a confidentiality agreement (Exhibit A) and employees.

Procedures:

          Physical Office Security

1.

The main door to the office will be locked at all times when employees are not present. During a normal workday, the main door will automatically unlock at 8:30 a.m. and lock at 5:00 pm. Management may override these times as needed.

2.

The back door to the office is secured by a combination lock at all times. Only authorized personnel are given the combination. The combination is changed when personnel leave the firm, and additionally when management deems it appropriate.

3.	Only authorized personnel and building personnel who have access by means of their security card will be allowed in the office without an escort.

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          Records and Computer Systems

1.	All non-public records should be filed in the proper cabinets when not in use.

2.	Only authorized personnel will be allowed access to non-public records and our computer systems.

	a.	All user workstations must be protected by:

		i.	Passwords that must be a minimum of 7 characters

		ii.	Passwords that must contain 3 of 4 characteristics - upper case, lower case, numeral, special character

		iii.	Passwords that can’t contain 3 or more consecutive characters of the login or personal name

		iv.	Passwords will change every 60 days - The system will prompt the user.

		v.	The system will allow for 10 invalid consecutive attempts before locking out the user.

	b.	Physical access to servers and communication infrastructure will be restricted to authorized personnel.

		i.	Server room door will remain locked at all times

	c.	Computer systems will be protected by multi-layered virus protection

		i.	Virus scanning will occur on all incoming e-mails.

		ii.	Virus scanning will occur at the file server.

		iii.	Virus scanning will occur on each workstation.

	d.	Employees will only be issued laptops on an as needed basis.

		i.	Passwords/Biometric keys will be utilized to secure laptop access.

		ii.	Laptops will be configured to require password/biometric key authentication after 30 minutes of inactivity.

	e.	Blackberries (and other PDA’s) will only be issued on an as needed basis.

		i.	Passwords will be utilized to secure Blackberries.

		ii.	Blackberries will be configured to require password authentication after 30 minutes of inactivity.

          Shredding

1.

Disposal of non-public information on clients, employees and Merganser will be done in such a way as to render the information unusable. Merganser will utilize shredding to accomplish this task. Examples of documents include but are not limited to the following:

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	f.	Anything containing a social security number or tax identification number.

	g.	Anything containing a client’s bank account or custodian identification number.

	h.	Anything containing a name and date of birth.

2.	If an authorized external vendor is utilized to perform shredding, a Merganser employee will chaperone the service to ensure that all materials are rendered useless.

          Release of Information

1.	Client information will not be given out over the phone, in response to an e-mail, or in any other manner unless the person seeking the information is:

a.	The client.

b.	An appropriate representative of the client.

c.	A party needing the information to service the client’s account.

d.	A party that has been authorized by the client.

2.	Employee information will not be given out without the employee’s permission.

3.	Merganser’s non-public information will not be given out without the permission of the President or the Chief Compliance Officer.

          Exceptions

Exceptions to these procedures are allowed with the approval of the President or the Chief Compliance Officer.

          Implementation

All personnel must read and acknowledge receipt of a copy of Merganser’s Privacy Policy by signing the Privacy Policy Acknowledgement (see Exhibit B). Questions regarding the policy or its implementation should be addressed to the Chief Compliance Officer.

          Notification of Breach

In the unlikely event of a security breach, Merganser shall first assess the likely risk of harm and then assess the level of impact to determine when, what, how, and to whom notification should be given outside the firm. Consideration should be given to a wide range of potential harms, including but not limited to the harm to reputation and the potential for harassment or prejudice, particularly when health or financial benefits information is involved in the breach, and the potential

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for identity theft. In addition, under circumstances where notification could increase a risk of harm, the prudent course of action may be to delay notification while appropriate safeguards are put in place.

Care shall be exercised to avoid unnecessary external notification, concern, and confusion. In addition, the cost to individuals and businesses of responding to notices where the risk of harm may be low should be considered. The benefit of notifying the public of low impact incidents should be carefully evaluated.

The following five factors shall be considered when assessing the likely risk of harm and level of impact for a potential or confirmed privacy breach:

•	Nature of the data elements breached in light of their context and the broad range of potential harms that may result from their disclosure to unauthorized individuals;

•	Number of individuals or clients affected;

•	Likelihood the information is accessible and usable by unauthorized individuals;

•	Likelihood the breach may lead to harm (including the broad reach of potential harm and the likelihood the harm will occur); and

•	Ability of Merganser to mitigate the risk of harm.

Notification shall be provided without unreasonable delay following the discovery of a breach, consistent with the needs of law enforcement and national security and any measures necessary for Merganser to determine the scope of the breach, and, if applicable, to restore the reasonable integrity of the computerized data system(s) compromised. Any delay of notification should not exacerbate risk or harm to any affected individual(s) or clients.

Notice provided to individuals or clients affected by a breach shall be commensurate with the number of people affected and the urgency with which they need to receive notice. Other public and private sector agencies shall also be notified on a need-to-know basis, particularly those that may be affected by the breach or may play a role in mitigating the potential harms stemming from the breach.

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Exhibit A

Confidentiality Agreement

Effective Date:_________________________

This Agreement is made by and between Merganser Capital Management, Inc. (“Company”) having a principal place of business at 99 High Street, Boston, MA and whose office address is _____________________________________________________ (the “Recipient”).

1. Definition of Confidential Information

“Confidential Information” as used in this Agreement shall mean any non-public information about the Company, its clients, and its employees. Information need not be explicitly labelled “Confidential” to be considered Confidential Information.

2. Nondisclosure and Nonuse obligation

Recipient agrees that it will not make use of, disseminate, or in any way disclose any Confidential Information of the Company to any person, firm, or business, except to the extent required by law, necessary for negotiations, discussions, and consultations with personnel or authorized representatives of the Company, and any purpose the Company may hereafter authorize in writing.

Recipient agrees that it shall treat all Confidential Information of the other party with the same degree of care as it accords to its own Confidential Information, and represents that it exercises reasonable care to protect its own Confidential Information. If Recipient is not an individual, it agrees that it shall disclose Confidential Information of the Company only to those of its employees who need to know such information and certifies that such employees have previously agreed, either as a condition to employment or in order to obtain the Confidential Information, to be bound by terms and conditions substantially similar to those of this Agreement.

Recipient will immediately give notice to Company of any unauthorized use or disclosure of the Confidential Information. Recipient agrees to assist Company in remedying any such unauthorized use or disclosure of the Confidential Information.

3. Exclusions from Nondisclosure and Nonuse obligations

Recipient’s obligations under Paragraph 2 (“Nondisclosure and Nonuse Obligations”) with respect to any portion of the Company’s Confidential Information shall terminate when the Recipient can document that:

i.	It was in the public domain at or subsequent to the time it was communicated to Recipient by Company through no fault of Recipient;

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ii.	It was rightfully in Recipient’s possession free of any obligation of confidence at or subsequent to the time it was communicated to Recipient by Company;

iii.	It was developed by employees or agents of Recipient independently of and without reference to any information communicated to Recipient by Company; or

iv.	It was communicated by the Company to an unaffiliated third party free of any obligation of confidence.

A disclosure of Confidential Information:

in response to a valid order by a court or other governmental body, otherwise required by law, or necessary to establish the rights of Recipient under this Agreement, shall not be considered to be a breach of this Agreement or a waiver of confidentiality for other purposes; provided, however, that Recipient shall provide prompt written notice thereof to enable Company to seek a protective order or otherwise prevent such disclosure.

4. Ownership of Confidential Information and other materials

All Confidential Information remains the property of Company and no license or other rights to Confidential Information is granted or implied hereby.

5. Term

This obligation of this Agreement shall continue until the Confidential Information disclosed to the Recipient is no longer confidential.

6. Notices

Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated:

i.	by personal delivery when delivered personally;

ii.	by overnight courier upon written verification of receipt;

iii.	by telecopy or facsimile transmission upon acknowledgement of receipt of electronic transmission; or

iv.	by certified or registered mail, return receipt requested, upon verification of receipt.

v.	Notice shall be sent to the addresses set forth above or such other addresses as either party may specify in writing.

7. Choice of Law

This Agreement shall be construed and its performance enforced in accordance with the laws of Massachusetts.

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8. Severability

Should any provisions of this Agreement be held by a court of law to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

9. Waiver

The waiver by Company of a breach of any provision of this Agreement by Recipient shall not operate or be construed as a waiver of any other or subsequent breach by Recipient.

10. Injunctive relief

A breach of any of the promises or agreements contained herein will result in irreparable and continuing damage to Company for which there will be no adequate remedy at law, and Company shall be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).

11. Survival of Rights and Obligations

This agreement shall be binding upon, inure to the benefit of, and be enforceable by (a) Company, its successors, and assigns; and (b) Recipient, its successors and assigns.

12. Entire agreement

This Agreement constitutes the entire agreement with respect to the Confidential Information disclosed herein and supersedes all prior or contemporaneous oral or written agreements concerning such Confidential Information. This Agreement may only be changed by mutual agreement of authorized representatives of the parties in writing.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Merganser Capital Management, Inc. ____________________________________
99 High Street ____________________________________
Boston, MA 02110 ____________________________________

By:	By:

Name:	Name:

Title:	Title:

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Exhibit B

Privacy Policy Acknowledgement:

I have read and understand the Privacy Policy adopted by Merganser Capital Management, Inc. and will comply with it in all respects.

Name (Signed)

Name (Printed)

Date

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          B. Employee Terminations

Policy – Employee Terminations

Adopted:	January 2, 2008

Amended:

Purpose:

The purpose of this policy is to protect information on our clients, employees, and Merganser from unauthorized use by employees who are terminating their relationship or are being terminated.

Background:

Policy:

1.	If an employee is terminating for whatever reason, the employee may not remove documents or information relating to our clients, employees and Merganser from Merganser’s files.

2.	If the employee is being terminated, Merganser will deny access to all computer systems.

3.

If an employee notifies Merganser that he/she is resigning to take a position with another firm, the Chief Compliance Officer may limit the employee’s access to and ability to affect the computer systems.

4.	If an employee is retiring, access to systems will not normally be limited.

5.	The Chief Compliance Officer may impose additional restrictions, and may waive restrictions when it in the best interest of both parties.

6.	Access to Information Technology systems should be disabled as soon as possible when an employee’s employment ends.

7.	The Chief Compliance Officer will make the final determination on all access questions.

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          C. Non-Public Procedures

Policy – Non Public Procedures

Adopted:	January 2, 2008

Amended:

Purpose:

The purpose of this policy is to ensure that Merganser does not violate its Policy on Privacy by disclosure of its policies and procedures deemed by the Management Committee to be non-public.

Policy:

1.	The following procedures will not be publicly released because doing so would violate Merganser’s Policy on Privacy:

	a.	Pricing Securities

	b.	Business Continuity (Internal)

	c.	Employee Terminations

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VII. Compliance

     A. Annual Review of Compliance Program

Policy – Annual Review of Compliance Program

Adopted:	November 16, 2006

Amended:

Purpose:

The purpose of this policy is to ensure that the annual review of Merganser’s Compliance Program is completed in a timely manner.

Background:

Rule 206(4)-7(b) of the Investment Advisers Act of 1940 requires an adviser to conduct an annual review of its policies and procedures to determine their adequacy, effectiveness, and implementation.

Policy:

By November 30th of each year, the Compliance Department will review Merganser’s Policies and Procedures. Upon completion of the review, a report will be made to the Management Committee.

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Procedures – Annual Review of Compliance Program

Adopted:	November 16, 2006

Amended:

Definitions and Limitations:

In accordance with Rule 206(4)-7(b) of the Investment Advisers Act of 1940, the initial review must be completed by April 1, 2006, and annually thereafter.

Procedures:

Considerations

When conducting the annual review, the Compliance Department will consider the following:

1.	The adequacy of Merganser’s Policies and Procedures and the effectiveness of their implementation.

2.	Compliance issues that arose during the previous year.

3.	Changes in Merganser’s business activities during the previous year.

4.	Changes in securities laws and related rules and regulations.

Controls and Procedures for Review Process

1.	The Chief Compliance Officer or designee has overall responsibility for conducting the annual review.

2.	The Compliance Department will review:

a.

The Risk Assessment Inventory to determine if additions or changes are needed to Merganser’s Policies and Procedures. This may include a review of changes in business activities, including new products or services, new business relationships, and mergers or affiliations with new entities.

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	b.	Merganser’s Policies and Procedures in light of statutory or regulatory changes in Federal Securities Laws to determine if changes are needed.

	c.	Merganser’s Policies and Procedures to determine if they are detecting, preventing, and resolving securities laws violations.

	d.	Any significant compliance matters that arose during the previous year.

	e.	How compliance violations were detected and resolved during the year.

	f.	Any compliance reports required by Merganser’s Policies and Procedures and confirmation that the reports have been adequately produced and reviewed.

	g.	Merganser’s compliance tests completed during the year.

	h.	Any recommendations resulting from the prior year’s review to determine whether or not recommended changes have been made.

	i.	Prior SEC deficiency letters to ensure that past problems have been corrected, as well as current SEC examination requests to ensure risk areas are being addressed.

	j.	Any other issue(s) or event(s) which the Chief Compliance Officer or designee deems appropriate.

Frequency

Annual reviews will be completed by November 30th of each year.

Documenting the Annual Review

1.	General Requirements

	a.	In accordance with Rule 204-2(a)(17)(ii), Merganser will maintain the records documenting the annual review for five years.

2.	Documentation of the annual review may include, but not be limited to, the following for the period covered:

	a.	Merganser’s Policies and Procedures, the Risk Assessment Inventory, and any notes made during the review of these documents.

	b.	Data and information collected and reviewed to determine whether the policy/procedure is achieving its objectives.

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c.	Analysis and findings as to whether the policy/procedure is achieving its objectives, and whether material changes need to be made to any policy/procedure.

d.	Notes or summaries from interviews conducted during the review.

e.	Changes made to the policy/procedure during the review process, or recommendations for changes resulting from the review.

Reporting to Management

The Chief Compliance Officer will report the results of the annual review to the Management Committee.

Disclosure

Merganser will provide a summary of the report to its clients who request it. This summary report will include all information in the management report except for that which violates Merganser’s Privacy Policy.

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     B. Employee Compliance Awareness

Policy – Employee Compliance Awareness

Adopted:	November 16, 2006

Amended:	January 2, 2008

Purpose:

The purpose of this policy is to ensure that all employees are aware of Merganser’s Policies and Procedures and are up to date on compliance issues.

Background:

Rule 275.206(4)-7 of the Investment Advisers Act of 1940 requires investment advisers to adopt and implement written policies and procedures reasonably designed to prevent violation of the Act and the rules adopted under the Act. Effective implementation of these policies and procedures requires knowledgeable employees.

Policy:

1.	New employees will be required to read Merganser’s Policies and Procedures and sign a statement that they have read them, understand them, and agree to comply with them.

2.

At least once per calendar year, the Compliance Department will review Merganser’s Policies and Procedures with all employees. Any compliance issues that have developed since the last annual review will be included.

3.	Employees will be required to sign an annual statement that they have read Merganser’s Policies and Procedures, understand them, and agree to comply with them.

4.	The Compliance Department will conduct interim training sessions to discuss pertinent compliance issues on an as-needed basis.

5.	Employees are required to report any violations of Merganser’s Policies and Procedures and any illegal activity to their supervisor or the Chief Compliance Officer.

6.

Merganser will not take retaliatory action against any employee for reporting to his/her supervisor or the Chief Compliance Officer a violation of Merganser’s Policies and Procedures or any illegal activity.

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Procedures – Employee Compliance Awareness

Adopted:	November 16, 2006

Amended:	January 2, 2008

Definitions and Limitations:

Not applicable.

Procedures:

Annual Employee Compliance Meeting

1.

The Compliance Department will conduct one or more annual compliance meetings. Normally one will be scheduled on Veteran’s Day. Employees who are not in attendance will be briefed on the meeting’s contents by compliance.

2.	Topics to be covered are:

	a.	A review of Merganser’s Policies and Procedures with special emphasis on the Code of Conduct.

	b.	Compliance issues which arose during the past year.

	c.	Results of any regulatory examinations.

3.	Employees will be required to sign a statement that they have read, understand and will adhere to Merganser’s Policies and Procedures.

Interim Employee Compliance Meeting

1.	Interim employee compliance meetings may be held at any time.

2.	Recent events which may have triggered the interim meeting will be reviewed.

3.	Topics which might be covered include a review of recent compliance events and major changes to Merganser’s Policies and Procedures.

New Employee Compliance Training

1.	New employees must read Merganser’s Policies and Procedures including the Code of Conduct. The Compliance Department will review the Policies and Procedures with each new employee.

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2.	New employees will be required to sign a statement that they have read, understand, and will adhere to Merganser’s Policies and Procedures.

Employee Feedback

1.	Employees are encouraged to discuss any issues they may have concerning Merganser’s Policies and Procedures with their supervisor or the Chief Compliance Officer.

2.	Supervisors will forward employee suggestions and concerns to the Compliance Department.

3.	The Compliance Department will review the suggestions and concerns to determine what course of action to take.

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     C. SEC and State Filing Requirements

Policy – SEC and State Filing Requirements

Adopted:	October 5, 2004

Amended:	November 16, 2006

Purpose:

The purpose of this policy is to ensure Merganser takes appropriate action to comply with regulatory filing requirements.

Policy:

1.

Merganser will annually renew its registration with the SEC and the regulators of various states through the Investment Adviser Registration Depository (“IARD”) operated by the NASD. This will be done prior to year-end or a deadline established by the NASD.

2.	Merganser will pay any required registration fees.

3.	If required, Merganser will amend Form ADV Part I through the Investment Adviser Registration Depository (“IARD”) operated by the NASD. This will be done by the end of March each year.

4.	During the year, should significant changes occur in its business, Merganser will amend Form ADV as necessary.

5.

If required, Merganser will amend Form ADV Part II and related schedules and include them with its official records no later than the required filing deadline. When Form ADV Part II is required to be filed through the IARD, Merganser will comply with the requirements and any deadlines.

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Procedures – SEC and State Filing Requirements

Adopted:	October 5, 2004

Amended:	November 16, 2006

Definitions and Limitations:

Merganser is required to file an annual amendment to Form ADV Part I through the Investment Adviser Registration Depository (“IARD”) operated by the NASD by the end of March each year. At this filing, the Compliance Department should confirm that a notice filing(s) has been made for the appropriate state(s). Merganser is also required to update its Form ADV Part II and related schedules, and include them with its official records no later than the filing deadline. In addition, certain changes require the prompt amending of Form ADV and related schedules.

Amending and/or filing Form ADV “promptly” means amending and/or filing within 10 business days after Merganser knows of the circumstances requiring the amendment.

Procedures:

Annual Regulatory Renewal

Merganser will renew its SEC and required state registrations through the Investment Adviser Registration Depository (“IARD”). This will be done prior to year-end or a deadline established by the NASD. Required fees will be paid as needed.

Amendments to the Adviser’s Form ADV

1.	Merganser will promptly amend the following items in Form ADV through the IARD if the information provided becomes inaccurate for any reason:

	a.	Part IA: Item 1: identifying information.

	b.	Part IA: Item 3: Merganser’s form of organization (currently a Massachusetts corporation).

	c.	Part IA: Item 9: the absence of custody by Merganser or any of its affiliates of any client’s securities or other assets.

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	d.	Part IA: Item 11: Merganser’s answers to disciplinary questions.

2.	Merganser will promptly amend, within 10 business days, the following items in Form ADV through the IARD if the information provided becomes inaccurate for any material reason:

	a.	Part IA: Item 4: the transfer or acquisition of any investment advisory business by Merganser.

	b.	Part IA: Item 8: participation or interest in client transactions.

	c.	Part IA: Item 10: a change in a control person or a person providing financing to Merganser.

	d.	Schedules A, B and C: information about direct and indirect owners and executive officers of Merganser.

	e.	Schedule D: additional information required by various items in Part IA.

f.

Part II: all items (update, but do not file with the SEC). Part II gives information to clients as required by the SEC’s disclosure rules. Schedule F of Part II is a narrative description of certain “Yes” answers, which is part of the required disclosure material. (At this time Part II of Form ADV is not required to be filed with the SEC through the IARD.)

3.	Merganser will amend the following non-material items in Form ADV within 90 days of Merganser’s fiscal year-end:

	a.	Part IA: Item 2: SEC Registration

	b.	Part IA: Item 5: information about Merganser’s advisory business.

	c.	Part IA: Item 7: financial industry affiliations

	d.	Non-material changes to items listed in sections 1 and 2 above.

	e.	Any other items not listed above.

Communication of Changes to Form ADV

1.

The Chief Compliance Officer will ensure that the revisions are conveyed to the appropriate Merganser employees and are incorporated into the disclosure material that is distributed to our clients and prospects.

2.	Merganser will offer or send Part II of Form ADV to its clients on an annual basis. The offer will be included in the cover letter of the

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March monthly report sent to all clients, except those clients scheduled to receive an annual copy. A list of those clients scheduled to receive Part II of Form ADV will be maintained by the Marketing/Client Service Department. The document is in U:\POND\Compliance Documents\Client’s Requesting copies of Revised ADVs and Policies.XLS.

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           D. Compliance Policies and Procedures Testing

Policy – Compliance Policies and Procedures Testing

Adopted:	November 16, 2006

Amended:

Purpose:

The purpose of this policy is to ensure that Merganser’s Policies and Procedures are being adhered to and that they are detecting, preventing and resolving violations of securities laws.

Background:

An investment adviser should periodically test its compliance program to determine the adequacy, effectiveness and implementation of its policies and procedures, and to ensure that its employees are adhering to the policies and procedures.

Policy:

1.	Merganser’s Compliance Department will randomly conduct tests of Merganser’s Policies and Procedures to determine their effectiveness and employee compliance.

2.	Deficiencies will be reported to the Chief Compliance Officer for corrective action.

3.	The results of these tests will be included in the Annual Review of the Compliance Program.

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Procedure – Compliance Policies and Procedures Testing

Adopted:	January 22, 2009

Amended:

Definitions and Limitations:

N/A

Procedures:

The Compliance Department will periodically identify procedures to test from its compliance program to determine the adequacy and effectiveness of its implementation. Each test must include the following sections:

4.

Purpose - Each test will describe its purpose. For example “To ensure the Advertising procedures are being adhered to. The primary focus of the test was on the third party direct marketing campaign since it is Merganser’s primary advertising mechanism.”

5.	Process - Each test will describe the process followed in conducting the test. This must include:

• The scope of information being reviewed (i.e. date ranges, number of trades, etc.)

• Data source (PAM, CRD, Trade Tickets, etc.)

• Comparison logic

• Tools utilized (Excel, Magic Program, other)

6.	Results – Describe findings including all output.

7.	Observations – Describe any findings both direct and indirect.

8.	Conclusions – Express whether the procedures are being adhered to or if modification or education is required.

9.	Next Steps – If further action is required, describe actions or make recommendations.

10.	Sign and Date – Tester must sign (electronic is acceptable) and date report and submit to the Chief Compliance Officer.

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